Exhibit 10.1

MASTER SERVICES AGREEMENT

This cover page and the attached “Master Services Agreement,” and all Exhibits and attachments hereto, and other documents which are incorporated into this agreement by reference and as such terms may evolve and be modified over time (collectively the “Agreement”) describe the relationship between GlobalLogic Inc. (“GlobalLogic”) and the Client identified below (“Client”), regarding the provision of Services by GlobalLogic to Client. This Agreement will become effective when this cover page is executed by both GlobalLogic and Client (the “Effective Date”). GlobalLogic and Client may individually or collectively be called “Party” or “Parties”.

COMPANY INFORMATION: (“Client”)

Company Name: MOTRICITY INC.

Address: 601 108th Ave NE, Ste 900

Bellevue, WA 98004 USA

Phone: 425 957 6200

Fax: 4259576201

ADMINISTRATIVE CONTACT:	POINT OF CONTACT FOR NOTICES: (§ 10.6)

Name: ***	Name: Richard Leigh

Title: Senior Director - Strategic Outsourcing and Management	Title: General Counsel

Phone: ***	Phone: ***

Fax: ***	Fax: ***

E-mail: ***	E-mail: Richard.Leigh@motricity.com

GLOBALLOGIC INC. (‘GlobalLogic’)

8605 Westwood Center Drive Suite 401	Phone : ***

Vienna VA 22182	Fax : ***

ADMINISTRATIVE CONTACT:	POINT OF CONTACT FOR NOTICES: (§ 10.6)

Name: C. Wayne Grubbs	Name: ***

Title: Chief Financial Officer	Title: AVP-Legal

Phone: ***	Phone: ***

Fax: ***	Fax: ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EFFECTIVE DATE:

December 30, 2008

As of the above Effective Date, the Parties agree that the Master Services Agreement between the Parties dated September 30, 2008, and associated Exhibits and attachments thereto (“Existing Agreement”) will be amended and superseded in their entirety by this Agreement. For the avoidance of doubt, all services provided under the Existing Agreement will be replaced by the Services under this Agreement.

The initial term of the Agreement (“Initial Term”) shall commence on the Effective Date and continue until 11:59 pm on *** (the “Initial Term Expiration Date”), or such earlier date upon which the Agreement may be terminated pursuant to Section 9 (Termination).

At least *** to the expiration of the Initial Term, GlobalLogic will propose terms to Client for renewing the Agreement. GlobalLogic will thereafter negotiate in good faith with respect to the terms and conditions upon which the Parties may renew the Agreement and thereafter execute such renewal (each such renewal a “Renewal Term”). If Client desires to renew the Agreement after the Initial Term or any Renewal Term, Client will provide written Notice to GlobalLogic of its desire to do so at least *** prior to the expiration of the Initial Term or Renewal Term, as applicable, and the Parties will negotiate an agreement for the Renewal Term. In the event the Parties are unable to reach agreement and execute such renewal at least *** prior to the expiration of the Initial Term (or subsequent Renewal Term, as applicable), Client may, at its sole option, extend the Term for *** on the terms and conditions then set forth in the Agreement. The Initial Term, any Renewal Terms, and any Termination Assistance period will be collectively referenced as the “Term.”

IN WITNESS WHEREOF, each of Client and GlobalLogic has caused the Agreement to be signed and delivered by its duly authorized representative as of the Effective Date. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.

GLOBALLOGIC INC.		MOTRICITY INC.

Signature:		Signature:	/s/ Ryan Wuerch
Name:	C. Wayne Grubbs	Name:	Ryan Wuerch
Title:	Chief Financial Officer	Title:	Chief Executive Officer

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

GlobalLogic Inc.

GENERAL TERMS AND CONDITIONS

1. DEFINITIONS

1.1 “Confidential Information” means:

(i) For Client, all information relating to Client’s (including it’s parent, subsidiary and affiliate’s) products, services, trade secrets, technical information, marketing plans, recruitment processes, customers, personnel information, financial data, proprietary information, business forecasts and strategies, transactions, computer programs, manuals, source code, object code, technical drawings and algorithms, supplier or potential supplier names, customer or potential customer names, business contacts, employee and contractor information, know-how, formulae, methods of doing business, proprietary processes, ideas, inventions, (whether patentable or not), schematics and other technical, business, and product development plans, forecasts, strategies and information), that is disclosed to GlobalLogic’s employees, contractors, consultants, agents, representatives and affiliates by Client in any manner. Additionally, for Client, Client’s Confidential Information also includes, but is not limited to, Client Materials, Client Work Product and Client’s and Client’s customers’, employees and other individuals’ Personal Information provided to or accessible by GlobalLogic pursuant to the Agreement. Client retains all rights, title and interest regarding such Confidential Information; and

(ii) For GlobalLogic, the GlobalLogic VelocitySM Platform and GlobalLogic VelocitySM Platform processes and methods as set forth in Exhibit B, GlobalLogic employee contact information and all GlobalLogic information provided to Client as a result of any audit under Exhibit N of this Agreement; except with respect to Client Confidential Information, Personal Information of Client’s customer and employees or Client data provided under such audit.

Under this Agreement, the Party receiving or having access to any Confidential Information is referred to as the “Receiving Party” and the Party disclosing the Confidential Information is referred to as the “Disclosing Party.”

1.2 “Change Order” means a mutually agreed written amendment to a Statement of Work or the Agreement, which is executed and dated by the Parties and effective from such date of execution in accordance with Exhibit L.

1.3 “Client Work Product” means, collectively, all Deliverables (as defined below) and all preliminary, interim, or completed materials and work product relating to the design, development, testing, implementation, use, enhancement, and maintenance of such Deliverables, exclusive of any Reserved Technologies embodied therein or practiced thereby.

1.4 “Deliverables” mean any preliminary, interim or final software program, algorithms, code (source and object), (including derivative works, modifications, updates, upgrades, fixes, patches thereto), specifications, materials, manuals, methods, information, analysis, inventions, methods, procedures, technology, ideas, know-how, inventions (whether patentable or not), item, material, report, and system to be provided or developed by GlobalLogic itself or jointly with others under the terms and conditions of this Agreement (in the case of Reserved Technology embedded in or provided with Client Work Product, such Reserved Technologies will be provided in accordance with Section 5.3.1 and 5.3.2). Deliverables shall also include source code pertaining to such items.

1.5 “Intellectual Property Rights” means all (i) copyrights and other rights associated with works of authorship, including without limitation all exclusive exploitation rights, moral rights and mask-works, (ii) trademarks, trade names, logos and service marks, (iii) trade secrets and know-how, (iv) patents, designs and algorithms, (v) all other intellectual property and proprietary rights of every kind and nature now or hereafter recognized in any country or jurisdiction in the world and however designated, whether arising by operation of law, contract, license or otherwise, (vi) with respect to any particular information, all rights in such information under applicable law, including, without limitation, all of the foregoing Intellectual Property Rights and rights under any other law that gives a person, independent of contract, a right to control or preclude another person’s use of or access to the information on the basis of the rights holder’s interest in the information; and (vii) all registrations, applications, renewals, extensions, continuations, divisions or reissues of any of the foregoing, now or hereafter recognized in any country or jurisdiction in the world.

1.6 “Pre-Existing Materials” means any and all materials, information, inventions, methods, procedures, technology and know-how owned or developed by GlobalLogic prior to the Effective Date that do not embody or incorporate in any manner and are not derived from Client Work Product, Client’s Confidential Information, and Client Materials under this Agreement and the Existing Agreement, which shall remain the exclusive property of GlobalLogic.

1.7 “Reserved Technology” means all (i) Pre-Existing Materials developed by GlobalLogic, that do not embody or incorporate in any manner and are not derived from Client Work Product, Client’s Confidential Information, and Client Materials, and (ii) developed by GlobalLogic outside the scope and independently of this Agreement without reference to, do not embody or incorporate in any manner and are not derived from Client Work Product, Client’s Confidential Information and Client Materials.

1.

1.8 “Services” means the services, functions and responsibilities to be provided by or on behalf of GlobalLogic as (i) described in the Agreement, including the services set forth in the SOWs, and (ii) that are incidental and not specifically described in the Agreement, but which are required for the proper performance and delivery of the services, functions, and responsibilities identified in (i) above.

1.9 “Statements of Work” means written work orders which contain terms including but not limited to requirements and specifications, delivery and performance schedules, fees and expenses, Deliverables, and Parties’ technical points of contact for Services on an ongoing basis. Upon mutual, written acceptance of a work order by Parties, such work order will be a “Statement of Work” or “SOW”.

1.10 “Nonconformity” shall mean any failure, error, Defect, or inadequacy of a Deliverable, Service, or any Client Work Product identified by either Client or GlobalLogic, including any failure to meet the Acceptance Criteria or warranty requirements for such Deliverable, Client Work Product or Service.

1.11 “Service Levels” or “SLA” means the performance requirements set forth in Exhibit E.

PERFORMANCE OF SERVICES

2.1 Performance of Services. GlobalLogic will perform Services in accordance with the terms of this Agreement and each Statement of Work. In the performance of the Services, GlobalLogic will (i) provide Deliverables that conform to the Acceptance Criteria by the applicable due date for such Deliverable, and (ii) meet or exceed the Service Levels. Except as otherwise expressly set forth in a Statement of Work, GlobalLogic will provide, at its own expense, a place of work (for offshore team members) and all equipment, facilities, furniture, telecommunications, software, tools and other resources as necessary to provide the Services to Client from the Service Locations, including those to be provided free of charge pursuant to Exhibit H (“GlobalLogic Resources”). Each Party has the procurement, financial, refresh and other responsibilities with regards to the equipment, software, hardware, computers, facilities, supplies, and other resources set forth in Exhibits A and H.

GlobalLogic will perform the Transition Services and obligations set forth in Exhibit J.

2.2 Compliance. The Services shall be performed and supplied by GlobalLogic in compliance with the policies and procedures as set forth in Exhibit K (Policies and Procedures) (collectively, “Policies and Procedures”). Client retains the right and authority to eliminate, modify, or replace any Policies and Procedures, as a Mandatory Change.

2.3 Service Locations.

2.3.1 General. The Services shall be provided by GlobalLogic in the volumes or ratios, as applicable, specified for and exclusively from:

a) the service locations described on Exhibit I (Service Locations); and

b) any other service location approved by Client pursuant to the Change Control Procedures,

((a) and (b) above are collectively referred to as “Service Locations.”)

2.3.2 Change. Upon Client’s request, if Client determines that a change in Service Locations is necessary to protect Client’s business interests, as a Mandatory Change, GlobalLogic will change any Service Location from which it provides Services to Client or reallocate the volume or nature of work processed between such Service Locations. Costs, taxes and expenses for relocation at Client’s request shall be at Client’s expense. Furthermore, Client shall provide the following Notice to GlobalLogic for *** In such event, GlobalLogic will develop, subject to Client’s approval, a written relocation proposal that sets forth a description of how it proposes to perform such migration, including the applicable project plan identifying resource requirements and milestone dates. Client and GlobalLogic will negotiate in good faith on any equitable commercial adjustments for such Service Location change or reallocation of Services.

2.3.3 Relocation Restrictions. GlobalLogic will not initiate a change to any Service Location from which it provides the Services from the Service Locations specified in Exhibit I (Service Locations), or reallocate the volume or nature of work processed between such Service Locations specified in Exhibit I (Service Locations), without Client’s prior agreement pursuant to the Change Control Procedures; provided, that, GlobalLogic shall provide Client with a written relocation proposal that sets forth a description of (i) such Services, as well as when, where and how it proposes to perform such migration and (ii) the proposed new location, the reasons for the proposed relocation, how the relocation will be beneficial to Client in terms of price reduction, performance and other relevant measures, as well as any other information reasonably requested by Client.

2.3.4 Migration. GlobalLogic shall provide and comply with a detailed migration plan in connection with any change of Service Locations. Such plan shall be subject to approval by Client.

2.3.5 Costs. GlobalLogic shall be financially responsible for all additional costs, Taxes or expenses related to or resulting from any GlobalLogic-initiated relocation to a new or different Service Location, including any costs or expenses incurred or experienced directly or indirectly by Client as a result of such relocation.

2.4 Changes to Services. Either Party may propose to change the terms of a Statement of Work or the Agreement in accordance with Exhibit L (Change Control Procedures).

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2.

2.5 Acceptance. Each Deliverable or Services under a SOW or Change Order shall conform to its Acceptance Criteria and be subject to acceptance in accordance with this Section.

2.5.1 “Acceptance Criteria” include the requirement that the applicable Deliverable or Services (and all related or dependent Deliverables or Services): (i) has been completed and delivered to Client, as applicable; (ii) meets or exceeds all functional, technical, and other requirements and specifications identified by a Party for such Deliverable or Services; (iii) in the case of a software Deliverables, successfully completes all applicable quality assurance and related tests (including unit, string, regression, functional, integration, system/performance, stress/volume, as applicable); (iv) has been properly and fully documented, and (v) conforms to such other criteria as may be developed and agreed upon by the Parties.

2.5.2 Acceptance Testing. Each Deliverable or Service will be subject to internal acceptance testing by GlobalLogic and any additional acceptance testing desired by Client during the Client approved acceptance test period.

2.5.3 Correction/Re-performance. If a Deliverable or Service contains any Nonconformities (a “Nonconforming Deliverable or Service”), the Party identifying such Nonconformity shall describe to the other Party in writing the issues with such Deliverable or Service. GlobalLogic shall promptly and proactively correct the Nonconformity (and any other problems of which it has knowledge) and redeliver the Deliverable or Service or re-perform the activities related to the Deliverable or Service, as the case may be, unless Client expressly states in writing that it does not require GlobalLogic to correct a certain Nonconformity that it considers, in its sole discretion, to be immaterial. Such efforts shall be separately tracked and reported by GlobalLogic to Client. Each subsequent version of the Deliverable or reperformance of Service shall be subject to acceptance and acceptance testing as previously described. Subject to Section 2.5.4 below, this process will be repeated as necessary until all Nonconformities are corrected.

2.5.4 Repeated or Prolonged Failure. If GlobalLogic does not re-deliver and correct each Nonconforming Deliverable or Service within a period of time mutually agreed to between the Parties (except if Client determines, in its sole discretion, that such re-delivery and correction is to occur within the earlier of five (5) calendar days or two (2) repetitions of the acceptance testing cycle described above, then such re-delivery and correction will occur within such period), Client may, at its option, do any one or more of the following:

(a) Extend the period of time for GlobalLogic to correct the Deliverable or Service;

(b) Conditionally accept such Deliverable or Service or performance of such Deliverable or Service, as applicable, upon the condition that GlobalLogic correct the Nonconformities in accordance with a remediation plan approved in writing by Client;

(c) (i) Accept the Deliverable or Service in its nonconforming condition, and (ii) reduce GlobalLogic’s charges allocated to the Deliverable by an amount that equitably reflects the reduced value of the Deliverable or Service;

(d) Correct the Deliverable or Service itself or hire a third party to do so at GlobalLogic’s expense; or

(e) Reject the Deliverable or Service and terminate the SOW, or the applicable portions of the SOW, and GlobalLogic will refund all amounts paid for the Services associated with the Non-conforming Deliverable or Service. Payment for such Services or Deliverable prior to inspection will not constitute acceptance thereof, and is without prejudice to any claims that Client may have against GlobalLogic for breach of GlobalLogic’s obligations under the Agreement.

The foregoing shall not limit Client’s other rights and remedies under this Agreement, at law, or in equity.

2.5.5 Related Deliverables or Services. Acceptance of a Deliverable or Service shall not be binding to the extent that the results of acceptance testing of integrated, subsequent, or otherwise related Deliverables or Services indicate that modification or other rework is required or appropriate. If any modification or rework of a previously accepted Deliverable or Service is required because of a GlobalLogic failure, then GlobalLogic shall perform such modification or rework at no additional charge.

2.6 Rework. To the extent any Change, re-work, or correction relating to the Services or a Deliverable could have been avoided or mitigated if GlobalLogic:

(a) complied with its obligations under this Agreement, or

(b) used commercially reasonable efforts to identify any inconsistencies or deficiencies relating to the design or requirements for a Deliverable or Service provided by Client,

then all efforts and costs associated with such Change, re-work, or correction shall be borne by GlobalLogic.

2.7 Service Levels. The Parties agree that the standard for performance of Services shall be governed in accordance with Exhibit E (Service Level Agreement) and the terms of this Agreement.

3. COMPENSATION; FINANCIAL TERMS

3.1 Fees. Subject to the terms and conditions of this Agreement, Client will pay GlobalLogic the fees specified in the Statement of Work and Exhibit G (“Fees”). GlobalLogic’s pricing and reimbursement policies are set forth in Exhibit A, and the terms of such Exhibits may only be modified through the mutual written agreement of both Parties. Client is entitled to review the Fees in accordance with Exhibit M (Benchmarking). Client shall have no obligation to pay GlobalLogic for any fees, charges or other amounts not expressly set forth in the Agreement or a Statement of Work (as amended from time to time to account for any additional Services mutually agreed to between the Parties),

3.

3.2 Expenses. Unless expressly provided otherwise in Exhibit D to this Agreement, GlobalLogic will be solely responsible for all expenses incurred by any of its employees or agents in connection with performing the Services or otherwise performing its obligations under this Agreement.

3.3 Invoicing.

(a) GlobalLogic will submit reasonably detailed invoices to Client on a monthly basis, generally on the fifteenth (15th) day of each calendar month, for Services performed during the immediately preceding month. The amounts set forth in invoices and payments made by Client to GlobalLogic will be in U.S. Dollars.

(b) Payment to GlobalLogic of Fees will be due *** following Client’s receipt of the invoice for such Fees. Receipt of invoices in the form of electronic mail (email) shall constitute Client’s receipt of invoice on the date of the email. In the event of a reasonably disputed invoice, Client shall have the right to withhold amounts pertaining to the disputed invoice. Parties thereafter shall make good faith efforts to promptly resolve the dispute in accordance with Section 10.9. Upon resolution of the disputed invoice, all payment/adjustments agreed upon by the Parties shall be made immediately thereafter by the appropriate Party.

3.4 Payment. Payment may be made either by bank wire transfer to GlobalLogic’s bank in the United States of America or by bank draft made payable to GlobalLogic. In the case of payment by wire transfer, the wire instructions are as follows:

***

3.5 Taxes. All Fees payable under this Agreement shall include all applicable sales, use, excise, value-added, services, consumption and other taxes and duties imposed by any jurisdiction and laws. GlobalLogic will identify any Services or Fees that are subject to such taxation. GlobalLogic will be responsible for payment of all such taxes and duties (including taxes based on GlobalLogic’s or its employees’ income or gross receipts or any personal property taxes on property it owns or leases, for franchise and privilege taxes on GlobalLogic’s business or tax witholdings) and any related penalties and interest, arising from the GlobalLogic’s failure to pay such taxes as required hereunder, including any tax related penalties or interest arising from GlobalLogic’s failure to identify whether a Service or Fee is taxable (“Taxes”).

3.6 [Intentionally left blank]

3.7 Audits

3.7.1 Audits. Client is entitled to the audit rights set forth in Exhibit N (Audits).

***

3.9 Changes to Fees.

3.9.1 Annual Review of Relationship. GlobalLogic or Client with *** written communication to the other Party before each anniversary of the Effective Date may adjust overhead cost rates upward or downward as permitted hereunder. Any upward adjustment shall be capped at ***. GlobalLogic will work with Client to create a budget for salary increases or decreases for individuals. Market survey data will be used to create the salary and benefit adjustment budget. The Parties shall collaborate to manage any annual overall cost adjustment upward to no more than ***. This will include managing the average experience level, location mix, and skills mix of the resources providing Services to Client. All changes to Fees in this Section must be mutually agreed in writing and signed by both Parties.

3.9.2 Assignment of GlobalLogic Personnel. GlobalLogic shall make available and assign an adequate number of qualified and trained personnel to perform the Services.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.

Without limiting Section 3.8(b) above, GlobalLogic shall provide Client access to its personnel no less favorable than what it provides any other customer. Client shall have the right to meet with and approve all individuals that GlobalLogic assigns or desires to assign to perform Services. If Client in good faith objects to any GlobalLogic personnel proposed by GlobalLogic or then currently assigned to perform Services under this Agreement, then GlobalLogic shall promptly discuss such objections with Client and resolve Client’s concerns on a mutually agreed basis. If the Parties are unable to do so, such individual shall not be assigned or promptly removed, as applicable, from the Client account.

3.9.3 Reduction of Billing. If Client elects to reduce GlobalLogic’s team size for any Statement of Work for its convenience, Client shall provide a “ramp-down” notice in writing to GlobalLogic in the manner described in the table below:

Percentage of GlobalLogic personnel the GlobalLogic team is being reduced by	Corresponding Ramp Down Notice Period (Calendar Days)
***	***
***	***
***	***

Client may give notice simultaneously at each percentage threshold above to reduce the team gradually over time. In the event such notice is not provided and the team is reduced immediately for Client’s convenience, Client will be invoiced for *** for the individuals that cannot be redeployed to another client account for the duration of the notice period or until such individual is redeployed (whichever occurs first), provided, that, GlobalLogic uses commercially reasonable efforts to deploy the resources to another client account and GlobalLogic continues to pay such individual his or her salary. The foregoing will not apply in the event that the GlobalLogic or such individuals were terminated for cause.

For all proposed additions or removals of any nature of GlobalLogic resources from the Client account by GlobalLogic, GlobalLogic will provide Client with at least *** of written notice prior to the suggested removal date from the Client team.

3.9.4 Addition and Removal of GlobalLogic Resources

Any proposed addition or removal of GlobalLogic resources by GlobalLogic may be communicated via e-mail from GlobalLogic to Client’s Project Coordinator named in a SOW or to individuals with his/her express written delegation and communicated in an unequivocal written manner to Client. Any addition or removal of GlobalLogic resources by GlobalLogic require the prior written approval of Client. The terms and conditions of ramp ups and ramp downs shall be governed by the terms and conditions of this Agreement.

3.10 Insurance

GlobalLogic will comply with its insurance obligations set forth in Exhibit C.

3.11 Communication Plan

GlobalLogic will conduct the meetings at the frequencies and with the participants set forth in Exhibit F (Communication Plan).

4. CONFIDENTIALITY

4.1 Use and Disclosure. The Parties acknowledge that the Parties entered into a Non-disclosure Agreement dated April 21, 2008. Under this Agreement, each Receiving Party will (a) hold all Confidential Information of the Disclosing Party in strict trust and confidence, (b) refrain from using or permitting others to use such Confidential Information in any manner or for any purpose not expressly permitted or required by this Agreement, (c) refrain from disclosing or permitting others to disclose any such Confidential Information to any third party without obtaining the Disclosing Party’s express prior written consent on a case-by-case basis, and (d) limit access to the Confidential Information to employees or agents of the Receiving Party who have a reasonable need to have such access in connection with the performance of the Services and are bound by confidentiality provisions no less stringent that those contained herein. The foregoing obligations will survive any termination of this Agreement. To the extent a Party has disclosed information that constitutes a trade secret under law, the Receiving Party agrees to protect such trade secret for so long as the information qualifies as a trade secret under applicable law.

4.2 Exceptions. The obligations set forth in Section 4.1 will not apply with respect to any particular information that: (a) the Receiving Party lawfully knew prior to the Disclosing Party’s first disclosure to the Receiving Party, (b) a third party rightfully disclosed to the Receiving Party free of any confidentiality duties or obligations, (c) is, or through no fault of the Receiving Party has become, generally available to the public, or (d) is independently developed by the Receiving Party without use of or reference to the Disclosing Party’s Confidential Information. Additionally, the Receiving Party will be permitted to disclose Confidential Information to the extent that such disclosure is expressly approved in writing by the Disclosing Party, or is required by law or court order, provided that the Receiving Party immediately notifies the Disclosing Party in writing of such required disclosure and cooperates with the Disclosing Party, at the Disclosing Party’s reasonable request and expense, in any lawful action to contest or limit the scope of such required disclosure, including filing motions and otherwise making appearances before a court.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

5.

4.3 Return. Upon the Disclosing Party’s request and upon any termination or expiration of this Agreement, the Receiving Party will promptly (a) return to the Disclosing Party or, if so directed by the Disclosing Party, destroy all tangible embodiments of the Confidential Information (in every form and medium), (b) permanently erase all electronic files containing or summarizing any Confidential Information, and (c) certify to the Disclosing Party in writing that the Receiving Party has fully complied with the foregoing obligations.

4.4 Cooperation. Each Receiving Party will notify and cooperate with the Disclosing Party in enforcing the Disclosing Party’s rights if the Receiving Party becomes aware of a threatened or actual violation of the Disclosing Party’s confidentiality requirements by a third party. Upon reasonable request by Client, GlobalLogic will provide copies of the confidentiality agreements entered into with its employees, agents, or independent contractors which shall be no less restrictive than the confidentiality obligations between Parties under this Agreement.

4.5 Use of General Knowledge. Nothing in this Agreement shall be construed to limit either Party’s right to independently develop or acquire products without use of either Party’s Confidential Information or Retained Technology either for itself or for other Clients. Further, either Party shall be free to use for any purpose the general knowledge resulting from access to or work with such Confidential Information or Retained Technology, provided that each Party shall maintain the confidentiality of such Confidential Information as provided herein. The term “general knowledge” means information in non-tangible form, which may be retained in the unaided memory of any person who has had access to the Confidential Information or Retained Technology, including ideas, concepts, know-how or techniques contained therein. This Section 4.5 shall not be deemed to grant GlobalLogic a license under the Client’s copyrights or patents.

4.6 Data Protection.

4.6.1 GlobalLogic acknowledges that Client is and/or will be subject to United States federal and state laws and other laws throughout the world including the Gramm-Leach-Bliley Act, Title V, and applicable regulations thereto (collectively, the “Privacy Laws”) governing privacy and confidentiality of personal information as defined in the Privacy Laws or information that relates to a specific, identifiable, individual person (collectively, “Personal Information”) of Client’s customers and employees and the individuals about whom Client has or collects personal and other information. Client and GlobalLogic agree to cooperate with each other with respect to the other’s obligations under the Privacy Laws. Each of GlobalLogic and Client will comply with all applicable Privacy Laws relating to the collection, use and disclosure of Client’s and Client’s customers’, employees and other individuals’ Personal Information provided to or accessible by GlobalLogic pursuant to the Agreement.

4.6.2 GlobalLogic shall perform the Services and GlobalLogic’s other obligations in a manner that complies with all applicable Client policies and Policies and Procedures as set forth in Exhibit K (Policies and Procedures), as such policies may change from time to time, and applicable data protection laws and the Privacy Laws including any applicable laws relating to the collection, use, processing, protection or disclosure of data relating to individuals or corporations, including personal data, during the provision of the Services delivered under the Agreement (which may include European Directive 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data, and any legislation implementing such article, and any legislation implementing the same in the relevant state (collectively, the “Directive”) (collectively, “Data Protection Laws”). GlobalLogic will not take any action that puts Client in breach of its obligations under the Data Protection Laws and nothing in the Agreement will be deemed to prevent Client from taking the steps it reasonably deems necessary to comply with the Data Protection Laws.

5. INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS

5.1 Ownership. Client will solely and exclusively own all right, title and interest in and to all Client Work Product and all Intellectual Property Rights related thereto. Subject to the terms and conditions of this Agreement, and to the extent permitted by applicable law, all such Client Work Product shall be considered “works for hire,” provided that, to the extent that any of the foregoing may not be deemed a “work for hire,” or in the event that Client may not, by operation of law or otherwise, be deemed to own any such Client Work Product, GlobalLogic agrees to assign to Client, and to the extent permitted by applicable law does hereby irrevocably and unconditionally assign to Client and its successors, and assigns, all right, title and interest in and to such Client Work Product and all Intellectual Property Rights embodied therein or practiced thereby. Accordingly, without limiting the generality of the foregoing, Client will be deemed to own, without any restrictions or limitations whatsoever, the sole and exclusive rights to prepare derivative works based on the Client Work Products and to reproduce, adapt, distribute, publicly perform and display, and otherwise exploit the Client Work Products and such derivative works, by any and all means and in any and all media now or hereafter known, throughout the world and in perpetuity. To the extent any of GlobalLogic’s rights in the Client Work Products, including without limitation any moral rights, are not capable of assignment under applicable law, GlobalLogic hereby irrevocably and unconditionally waives all enforcement of such rights to the maximum extent permitted under applicable law.

GlobalLogic agrees to execute any documents or take any other actions as may reasonably be necessary, or as Client may reasonably request and at Client’s cost, to perfect Client’s ownership of such Client Work Product and related Intellectual Property Rights.

6.

GlobalLogic shall ensure that all GlobalLogic employees, agents, representatives, and contractors performing Services have executed agreements providing Client the rights described herein and the confidentiality terms of such agreements will be no less restrictive than the confidentiality terms of this Agreement.

GlobalLogic shall not incorporate, imbed or include any third party software, intellectual property or open source code into the Client Work Product, without obtaining Client’s prior written consent.

5.2 Ownership of Client Materials. Any and all technology, code, information or materials provided by Client to GlobalLogic in connection with GlobalLogic’s performance of the Services, including, without limitation, product materials, product and business information of Client, and software programs (collectively, “Client Materials”), together with all Intellectual Property Rights therein, are and shall be owned by, and shall be the sole and exclusive property of, Client. Client hereby grants to GlobalLogic a worldwide, royalty-free, non-exclusive, limited license to use the Client Materials for the sole purpose of GlobalLogic’s performance of the Services under this Agreement.

5.3 Reserved Technologies.

5.3.1 License to Reserved Technologies. Subject to the terms and conditions of this Agreement, GlobalLogic hereby grants to Client a non-exclusive, perpetual, irrevocable, worldwide, fully paid, royalty free license in and to all of GlobalLogic’s Intellectual Property Rights in or relating to the Reserved Technologies or Pre-Existing Materials used in or relating to the Services or Client Work Product. For the sake of clarity, the foregoing license shall include the rights to use, reproduce, publicly display, publicly perform, distribute copies of, prepare derivative works based upon and, if applicable, to make, have made, offer to sell or rent, sell, rent, import and/or practice any and all such Reserved Technologies to the extent embodied in or practiced by any Client Work Product provided under this Agreement, which rights shall be fully sub-licensable by Client in its discretion. Any rights granted to Client under this Section are also subject to §43a of the Lanham Act.

5.3.2 Reservation of Certain Intellectual Property Rights. Subject to the license granted by the preceding paragraph, Each Party reserves all rights that are not expressly granted in this Agreement. Client acknowledges that the foregoing licenses to Client are non-exclusive and that GlobalLogic may use the Reserved Technologies for any purpose in GlobalLogic’s discretion.

6. REPRESENTATIONS AND WARRANTIES

6.1 General.

(a) GlobalLogic represents, warrants and covenants that it has full right, power, and authority to enter into and perform this Agreement without the consent of any third party, including the right to grant all licenses granted by GlobalLogic in this Agreement.

(b) Compliance with Laws And Regulations.

(i) General. GlobalLogic represents and warrants that it shall perform its responsibilities under this Agreement in compliance with all laws, regulations ordinances and codes applicable to this Agreement and the Services and identifying and procuring required permits, certificates, approvals and inspections. If a charge of non-compliance with any such laws, regulations, ordinances, or codes occurs, then GlobalLogic shall (A) promptly notify Client of such charge in writing and (B) immediately remediate such noncompliance at GlobalLogic’s own cost and effort.

(ii) Export Laws. GlobalLogic acknowledge that certain Software and technical data to be provided under this Agreement and certain transactions under this Agreement may be subject to import and export controls under the laws and regulations of the United States and other countries. Without limiting the generality of the foregoing, GlobalLogic will comply with all such import and export related laws and regulations. GlobalLogic will include with copies of all software that GlobalLogic will use outside of the United States documentation stating the following: “These commodities, technology or software were exported from the United States in accordance with Export Administration Regulations. Diversion or re-export contrary to U.S. law is prohibited.” GlobalLogic further represents and warrants to Client that (A) neither GlobalLogic nor any GlobalLogic personnel or representative are included on any Entity List or Denied Persons List (as maintained by the Department of Commerce Bureau of Industry and Security); and (B) GlobalLogic will never involve any entity or person included on any such Entity List or Denied Persons List under this Agreement.

(c) GlobalLogic represents and warrants that all Client Work Product is free of any mal-ware (including viruses, trojan horses, worms, backdoors, and similar items), time bombs, and other disruptive mechanisms. GlobalLogic further represents and warrants that it will not insert into any Client Work Product, software, or system any code which would have the effect of disabling or otherwise shutting down all or any portion of Client’s businesses, environment, or any Deliverable. GlobalLogic further represents and warrants that it will use and maintain, and cause its contractors and subcontractors to use and maintain then current anti-virus software as is commercially reasonable.

(d) GlobalLogic represents and warrants that it will perform the Services under this Agreement in a timely, professional, and workmanlike manner in accordance with the standards of the industry. All Services will be rendered by professionals who possess the required qualifications to perform work outlined in the applicable Statement of Work.

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(e) GlobalLogic warrants that for *** after the termination or expiration date of this Agreement, each Deliverable produced or provided in the *** prior to such termination or expiration date, will not deviate from the specifications and documentation for such Deliverable and will remain free of any Nonconformities *** the foregoing *** warranty period will occur during the *** of the Termination Assistance period. If any Deliverable does not conform to the warranty in this Section 6.1(e), GlobalLogic will correct such failure at no charge.

(f) GlobalLogic represents and warrants that documentation delivered with each software Deliverable will be sufficient to allow: (i) a reasonably knowledgeable information technology professional to understand, maintain, support and modify such software Deliverable; and (ii) a typical end user to understand the functions and features of such software Deliverable and the procedures for exercising such functions and features.

(g) GlobalLogic represents and warrants that the resources, equipment, telecommunications and connectivity requirements, hardware and software identified under the Agreement (including in Exhibits A and H), as amended from time to time (to account for any additional requirements mutually agreed to between the Parties), are sufficient for Client to receive the Services and for such Services to perform in accordance with the requirements of this Agreement.

(h) GlobalLogic represents and warrants that Client Work Product, Reserved Technologies, and GlobalLogic’s Services and technologies will not infringe, or constitute an infringement or misappropriation, of any third party’s Intellectual Property Rights; except to the extent and only to the extent that such infringement or misappropriation is caused solely and directly by Client Material provided by Client. GlobalLogic represents and warrants that it has and will have the right, title and interest to grant all of the licenses and other rights granted and/or to be granted under this Agreement and each Statement of Work.

6.2 Disclaimer of Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 6.1 ABOVE OR A STATEMENT OF WORK, NEITHER PARTY MAKES ANY REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED.

6.3 Essential Basis. The Parties acknowledge and agree that the disclaimers, exclusions and limitations of liability set forth in Sections 6 and 7 form an essential basis of this Agreement, and that, absent any of such disclaimers, exclusions or limitations of liability, the terms of this Agreement, including without limitation the economic terms, would be substantially different.

7. LIMITATION OF LIABILITY

EXCEPT FOR EITHER PARTY’S (A) INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, (B) BREACH OF ITS CONFIDENTIALITY AND DATA PROTECTION OBLIGATIONS, AND (C) BREACH OF ANY REPRESENTATION AND WARRANTY UNDER THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING OUT OF THIS AGREEMENT OR UNDER ANY STATUTE OR LAW CONNECTED INDEPENDENTLY OF THIS AGREEMENT TO SUCH CAUSE OF ACTION. THIS LIMITATION UPON DAMAGES AND CLAIMS IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN INEFFECTIVE. EXCEPT FOR EITHER PARTY’S (A) INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, (B) BREACH OF ITS CONFIDENTIALITY AND DATA PROTECTION OBLIGATIONS, AND (C) BREACH OF ANY REPRESENTATION AND WARRANTY UNDER THIS AGREEMENT, NEITHER PARTY’S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT, STATUTE OR OTHERWISE, WILL EXCEED ***

8. INDEMNIFICATION

8.1 By GlobalLogic. GlobalLogic will indemnify, defend, and hold harmless Client, its affiliates, and their officers, directors, affiliates, employees, agents and successors and assigns, from and against any and all liabilities, losses, damages, costs, and all other expenses (including attorneys’ and expert witnesses’ costs, and fees and litigation, settlement, judgment, interest and penalties) arising from or relating to any claim caused by (a) fraud, intentional misconduct, or negligence of GlobalLogic or any of its employees, agents, or subcontractors, (b) the alleged breach, misappropriation, or infringement of any Intellectual Property Right of a third party in connection with the Services, Deliverables, Client Work Product, or Reserved Technologies, (c) GlobalLogic’s breach of or any inaccuracy or untruthfulness with respect to any representation or warranty under this Agreement, (d) GlobalLogic’s breach of its confidentiality and data protection obligations under this Agreement, (e) claims by GlobalLogic subcontractors or representatives asserting rights under or in connection with this Agreement, (f) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor or other person caused by the tortious conduct of GlobalLogic or any of its employees, agents, or subcontractors; (g) the damage, loss or destruction of any real

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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or tangible personal property caused by the tortious conduct of GlobalLogic or any of its employees, agents, or subcontractors; (h) any claim, demand, charge, action, cause of action, or other proceeding resulting from an act or omission of GlobalLogic in its capacity as an employer of a person; and (i) (x) failure by GlobalLogic to comply with its obligations with respect to Taxes, (y) any Taxes assessed against Client that are the responsibility of GlobalLogic under this Agreement or according to applicable law, or (z) for interest or penalties that arise as a result of GlobalLogic having issued an incorrect invoice to Client with respect to Taxes or collection thereof.

8.2 By Client. Client will indemnify and hold harmless GlobalLogic and its affiliates, employees, and agents from and against any and all liabilities, losses, damages, costs, and other expenses (including attorneys’ and expert witnesses’ costs and fees) arising from or relating to any third party claim caused by (a) intentional misconduct of Client or any of its employees, or agents (excluding GlobalLogic) in connection with the Services, or (b) the alleged infringement of any intellectual property right of a third party (other than patents) by GlobalLogic’s use as contemplated under this Agreement of any materials provided by Client to GlobalLogic in connection with the Services, except to the extent that such infringement is caused by: (i) a modification or enhancement, or misuse, by GlobalLogic or GlobalLogic’s personnel or agents (except for modifications made at the written direction of Client); (ii) failure by GlobalLogic or GlobalLogic’s personnel or agents to use new or corrected versions of such materials provided by Client; (iii) the combination, operation or use by GlobalLogic or GlobalLogic’s personnel or agents with products or information not furnished or authorized by Client; or (iv) the Services, Deliverables, Client Work Product, or Reserved Technologies provided by GlobalLogic or GlobalLogic’s personnel or agents.

8.3 Procedures. In the event of any third-party claim, demand, suit, or action (a “Claim”) for which an indemnified Party (or any of its affiliates, employees, or agents) is or may be entitled to indemnification hereunder, such indemnified Party may, at its option, require the indemnifying Party to defend such Claim at such indemnifying Party’s sole expense. The indemnifying Party may not agree to settle any such Claim without the indemnified Party’s express prior written consent. Without limiting the foregoing, the indemnified Party shall be permitted, at its own expense, to participate in the defense of any claim under this Agreement by counsel of its own choice.

9. TERMINATION

9.1 Termination at Will. Client may terminate this Agreement or any Statement of Work without cause for its convenience at any time after *** following the Effective Date of this Agreement upon *** written Notice to GlobalLogic. If, as at the date of termination of the Agreement, the remaining Initial Term is more than ***, then Client will pay the Termination Recovery Amount set forth in Exhibit O.

9.2 Termination for Breach.

9.2.1 In the event, GlobalLogic:

(a) commits a material breach of the Agreement that is not cured within thirty (30) days after receipt of written notice of the breach from Client;

(b) breaches its confidentiality and data protection obligations under this Agreement;

(c) breaches, simultaneously or over time, covenants, agreements, obligations, representations or warranties in the Agreement, that taken together constitute a material breach of the Agreement after GlobalLogic has been made aware of such breaches, on an individual basis;

(d) commits the third occurrence of a material breach of which Client has provided timely notice within a rolling *** ***, regardless of whether GlobalLogic cured any individual material breach;

(e) fails to successfully complete any Critical Transition Milestone set forth in Attachment J-1 to Exhibit J or in the Transition Plan; or

(f) fails to meet (i) the same SLA ***

then Client, by giving notice to GlobalLogic, may terminate, in whole or in part, this Agreement for cause and/or any Statement(s) of Work as of a date specified in the notice of termination. If Client chooses to terminate this Agreement or any Statement(s) of Work in part, the undisputed Fees payable thereunder for Services performed prior to termination will be paid in accordance with Section 9.3.3.

9.2.2 In the event that Client fails to pay GlobalLogic undisputed Fees when due under the Agreement and the total of all such Fees exceeds, *** then, if Client fails to make such payment within *** of receipt of written Notice from GlobalLogic, GlobalLogic shall have the right to exercise any of the following remedies at its sole election: (i) terminate the Agreement for breach of payment by Client by providing 30 days’ written Notice to Client; or (ii) Terminate a Statement of Work by providing 30 days’ written Notice.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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9.2.3 Other Termination Events

***

9.2.4 Termination Assistance.

Commencing *** prior to the termination date or on such earlier date as Client may request, and continuing for *** after the termination date, GlobalLogic shall provide to Client, or at Client’s request to Client’s designee, all reasonable assistance requested by Client to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to Client or its designee (“Termination Assistance”). GlobalLogic’s obligation to provide Termination Assistance shall apply regardless of the reason that this Agreement or any Statement of Work terminates. Termination Assistance shall include:

(a) Supporting Client’s transition plan, making available necessary personnel and resources to facilitate the transition, and providing training, documentation and other materials necessary to enable Client or its designee to assume responsibility for the Services.

(b) If and to the extent that a third party is designated by Client to assume responsibility for some or all of the Services, GlobalLogic shall provide Termination Assistance to Client’s designee. GlobalLogic shall provide the designee such information regarding the Services as is reasonably required for the designee to assume responsibility for, and continue the performance of, the Services in an orderly manner. Client may not disclose GlobalLogic’s Confidential Information to such third party unless the confidentiality obligations of Client under Section 4.1(d) are complied with.

(c) GlobalLogic shall use reasonable efforts to obtain any necessary rights and thereafter make available to Client or its designee, pursuant to reasonable terms and conditions, any third party services then being utilized by GlobalLogic in the performance of the Services, including services being provided through third party service or maintenance contracts regarding telecommunications or software.

(d) In providing Termination Assistance, GlobalLogic shall provide GlobalLogic and its designee with reasonable access to and use of all such GlobalLogic Resources used by GlobalLogic to provide the Services (subject to restrictions in agreements with third parties).

(e) For a period of *** following the termination date and provided Client has paid any outstanding undisputed Fees, GlobalLogic shall provide, at Client’s request, any or all of the Services that are subject to termination or expiration at the Fees set forth under this Agreement. To the extent GlobalLogic is to perform Services under this Section, the provisions of this Agreement shall be applicable as such provisions would have been applicable to such Services prior to the termination date. All Termination Assistance shall be chargeable to Client at the Fees for existing Services set forth under this Agreement until completed, including all applicable, preapproved expenses.

9.3 Effects of Termination.

9.3.1 Survival. Sections of this Agreement that are intended to survive will survive any termination or expiration of this Agreement. Expiration or termination of this Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination.

9.3.2 Return of Client Property. Upon termination of this Agreement or earlier as requested by Client, GlobalLogic will deliver to Client any and all documents, samples, and other materials in GlobalLogic’s possession or control that contain, summarize, or disclose any Client Work Product (in whatever stage of development or completion), Client’s Confidential Information, Client Materials (in whatever stage of development or completion) or any other materials or intellectual property provided by or on behalf of Client.

9.3.3 Compensation. Upon termination or expiration of this Agreement, Client will pay GlobalLogic all undisputed fees for all Services performed through the effective date of termination and will reimburse GlobalLogic for undisputed expenses validly incurred by GlobalLogic before the effective date of such termination; provided that such amounts will be equitably adjusted to account for any Service Level Credit or Critical Milestone Credit not already set off against a previous invoice that Client believes, in good faith, it is entitled to. If

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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following the foregoing reconciliation, GlobalLogic has received more funds than it is entitled or if GlobalLogic owes Client any Service Level Credits, Critical Milestone Credits, refund or other amount, GlobalLogic will promptly pay Client such amounts through a check drawn from a U.S. based bank.

10. MISCELLANEOUS

10.1.1 Nonsolicitation. Each Party agrees not to employ, or solicit or seek to employ, any employee of the other Party for a period of *** after such employee’s termination of employment, without the prior written consent of the other Party. The foregoing shall not restrict either Party from advertising both internally and externally for a vacancy or position, provided that such advertisement is not intentionally, directly and solely targeted at the other Party’s certain employee(s). Upon breach of this Section 10.1.1 with respect to a particular employee, the Party not in breach may seek a temporary restraining order or injunctive relief from a court of competent jurisdiction and if such temporary restraining order or injunctive relief is granted by such court, then all costs pertaining to seeking such relief shall be borne by the Party in breach.

10.1.2 Notwithstanding the terms and conditions of this Section 10.1, in the event that Client is acquired though a corporate transaction during the term of this Agreement, GlobalLogic shall allow Client’s successor-in-interest to transfer the entire team of GlobalLogic personnel from GlobalLogic to Client, without an additional fee. For the avoidance of doubt, GlobalLogic shall permit this transfer only if Client is current with all undisputed payments then due (under this Agreement and all SOW’s in effect) and has no outstanding undisputed balance.

10.1.3 For *** after any GlobalLogic resource has been rotated off or removed from the Client account or team, GlobalLogic shall not assign, provide, or allow such GlobalLogic resource to work on a Client competitor’s or customer’s account or team for the same Line of Business that such GlobalLogic resource had been working on while assigned to Client’s account or team. As at the Effective Date, the Client “Lines of Business” and Client’s competitors and customers are listed on Exhibit P. Client may, on a quarterly basis, reasonably update Exhibit P in its discretion.

10.2 Independent Contractor Relationship. GlobalLogic’s relation to Client under this Agreement is that of an independent contractor. Nothing in this Agreement is intended or shall be construed to create a partnership, joint venture, or employer-employee relationship between Client and any of GlobalLogic’s employees or agents. GlobalLogic is not an agent of Client and is not authorized, and shall not represent to any third party that it is authorized to make any commitment or otherwise act on behalf of Client as its agent.

10.3 Governing Law; Venue. This Agreement is governed by the laws of the State of Washington without reference to any conflict of laws principles that would require the application of the laws of any other jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement. Each Party irrevocably consents to the personal jurisdiction and venue of the state and federal courts located in King County, Washington for any suit, claim, or action arising from or related to this Agreement, and waives any right Client may have to object to the venue of such courts.

10.4 Severability. If any provision of this Agreement is, for any reason, held to be invalid or unenforceable, the other provisions of this Agreement will be unimpaired and the invalid or unenforceable provision will be deemed modified so that it is valid and enforceable to the maximum extent permitted by law.

10.5 Assignment. This Agreement may not be assigned, delegated, or otherwise transferred, in whole or in part, by operation of law or otherwise, by either Party without the other Party’s express prior written consent, except for Client, Client may assign this Agreement to any affiliate or in connection with a merger, acquisition, sale, or corporate reorganization without GlobalLogic’s prior written consent. Subject to the foregoing, this Agreement shall be binding on the Parties hereto and their respective successors and assigns. Any attempted assignment, delegation, or transfer in violation of the foregoing will be null and void.

10.6 Notices. Each Party must deliver all notices, consents, and approvals required or permitted under this Agreement in writing to the other Party at the address listed on the signature page by courier, by certified or registered mail (postage prepaid and return receipt requested), or by a nationally-recognized overnight carrier. Notice will be effective upon receipt or refusal of delivery. Each Party may change its address for receipt of notice by giving notice of such change to the other Party. Mail that is not registered or certified, email messages, facsimiles or verbal communications shall not be considered “Notice” for the purpose of this Section.

*** This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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10.7 Force Majeure.

10.7.1 Neither Party shall be liable for any default or delay in the performance of its obligations under this Agreement: (a) if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions in any country, or any other similar cause beyond the reasonable control of such Party, and (b) provided the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (including, with respect to GlobalLogic, by GlobalLogic meeting its obligations for performing disaster recovery services as described in this Agreement, including without limitation, the obligation to submit code and Client Work Product (no matter the stage of development) back into the Client system as set forth in this Agreement). In such event the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay. If any force majeure event substantially prevents, hinders, or delays performance of the Services necessary for the performance of GlobalLogic functions reasonably identified by GlobalLogic as critical for more than *** then Client may procure the affected Services from an alternate source.

10.7.2 If Client elects to procure replacement services from a third party, Client shall continue to pay the Fees to GlobalLogic for the affected Services and GlobalLogic shall be liable for full payment for all such replacement services from a third party until such time as GlobalLogic can reasonably demonstrate to Client the ability to resume provision of such Services in accordance with the applicable Service Levels and the Agreement; provided, however, that if GlobalLogic is unable to restore the Services within *** of the initial Service outage, Client may, at any time thereafter until such time as the Services have been restored and resumed by GlobalLogic, terminate the affected Services without penalty or payment to GlobalLogic.

10.8 Branding and Publicity.

10.8.1 Branding. GlobalLogic shall make commercially reasonable efforts to accommodate any Client branding and/or internal facility branding requests so as to support the notion, for marketing purposes that the GlobalLogic team is a virtual extension of Client off shore. Client will contribute all applicable marketing/branding materials at its own cost. In the event that Client reasonably requests GlobalLogic to paint its off shore facility internally, in a color of Client’s choice, GlobalLogic shall do so at its own expense. Client Work Products will include Client branding at Client’s request and cost.

10.8.2 Publicity. GlobalLogic shall not use Client’s or its affiliate’s name, logo, or mark or refer to Client or its affiliates directly or indirectly (whether expressly or anonymously) in any media release, public announcement, or public disclosure, including on any website or in any promotional or marketing materials or communications, publicity, directories, customer lists or business presentations through any medium to the public or others without the written consent of Client prior to each such use or release.

10.9 Dispute Resolution.

10.9.1 Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures as to any dispute (except as provided in Section 10.9.2), the Parties shall first attempt to resolve each dispute informally, as follows:

(a) The Parties agree that the Client Relationship Manager and the GlobalLogic Relationship Manager shall attempt in good faith to resolve all disputes. In the event the Client Relationship Manager and the GlobalLogic Relationship Manager are unable to resolve a dispute in an amount of time that either Party deems reasonable under the circumstances, such Party may refer the dispute for resolution to the senior corporate executives specified in subsection (b) below upon written notice to the other Party;

(b) Within *** of a Notice under Subsection (a) above referring a dispute for resolution by senior corporate executives, the Client Relationship Manager and the GlobalLogic Relationship Manager will prepare and provide to the Executive Committee summaries of the relevant information and background of the dispute, along with any appropriate supporting documentation, for its review. The members of the Executive Committee will confer as often as they deem reasonably necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The members shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. The specific format for the discussions will be left to the discretion of the members, but may include the preparation of agreed upon statements of fact or written statements of position;

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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(c) During the course of negotiations under this Section, all reasonable requests made by one Party to another for non-privileged information, reasonably related to the dispute, will be honored in order that each of the Parties may be fully advised of the other’s position; and

(d) Formal proceedings for the resolution of a dispute may not be commenced until the earlier of (1) the Executive Committee under Subsection (b) above concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely, or *** after the notice under Subsection (a) above referring the dispute to the Executive Committee.

10.9.2 Arbitration

(a) If the dispute has not been resolved through the procedure in Section 10.9.1, either Party may within *** of a notice to the other Party submit the dispute for resolution by non-binding arbitration. If a Party determines under this Section 10.9.2 that a dispute should not be resolved through non-binding arbitration, either Party may institute formal court proceedings to resolve the dispute in the courts set forth in Section 10.9.3.

(b) Subject to Section 10.9.3, if either Parties issues a notice to the other Party under Section 10.9.2(a), the matter shall be resolved by arbitration in King County, Washington, administered by AAA. If the Parties are unable to agree on a single arbitrator within sixty (60) days of the original written agreement to resolve the dispute by arbitration (or such additional time to which the Parties may agree), the Parties shall each appoint one arbitrator approved by AAA and the two arbitrators shall select a third neutral, independent and impartial arbitrator from the list of arbitrators approved by AAA. Each such arbitrator shall be an attorney or judge having experience and familiarity with information technology disputes.

(c) The Parties and the arbitrators shall use reasonable, diligent efforts to complete the arbitration within *** after the appointment of the arbitrator(s) under Section 10.9.2(b) above.

(d) If any Party should bring any action (arbitration, at law or in equity) to resolve any claim related to this Agreement or to interpret any term contained in this Agreement, the prevailing Party in such action (as determined by the arbitrator(s) or judge (or equivalent)) shall be entitled to receive from the non-prevailing Party all of its costs and expenses incurred in such action (including, without limitation, reasonable attorneys’ fees).

(e) Governing Law. The arbitrator(s) shall, in rendering its decision, apply the substantive law of the State of Washington, without regard to its conflict of laws provisions, except that the interpretation of and enforcement of this Section 10.9.2 shall be governed by the U.S. Federal Arbitration Act.

(f) Notwithstanding anything to the contrary in the Agreement, nothing in Section 10.9 shall prevent either Party from instituting formal proceedings, and each Party is authorized to institute formal proceedings at any time (including before, during or after any of the informal proceedings addressed in Section 10.9.1(a) or non-binding arbitration in Section 10.9.2 to: (1) avoid the expiration of any applicable limitations period, (2) obtain equitable relief, (3) preserve a superior position with respect to other creditors, (4) resolve a Party’s Intellectual Property Rights, or (5) obtain relief with respect to a Party’s breach or alleged breach of confidentiality or data protection obligations.

10.9.3 Escalation Litigation of a dispute may be commenced by either Party upon the earlier to occur of any of the following: (a) The senior executives conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely; (b) The applicable dispute is not resolved within *** of the date of the initial demand therefor (this period shall be deemed to run notwithstanding any claim that the process described in this Section was not followed or completed); (c) Commencement of litigation is appropriate to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to other creditors, or a Party makes a good faith determination that a breach by the other Party is such that a temporary restraining order or other injunctive relief is necessary; or (d) Pursuant to Section 10.9.2 (a) and (f).

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10.9.4 Continued PerformanceEach Party agrees that it shall, unless otherwise directed by the other Party, continue performing its obligations under the Agreement while any dispute is being resolved; provided that this provision shall not operate or be construed as extending the Term or prohibiting or delaying a Party’s exercise of any right it may have to terminate the Term as to all or any part of the Services.

10.10 Construction. Section headings are included in this Agreement merely for convenience of reference; they are not to be considered part of this Agreement or used in the interpretation of this Agreement. When used in this Agreement, “including” means “including without limitation.” No rule of strict construction will be applied in the interpretation or construction of this Agreement. In the event of any conflict between these General Terms and Conditions and a Statement of Work, these General Terms and Conditions will control unless the Statement of Work expressly refers to the Parties’ intent to make an exception to the terms of this General Terms and Conditions for that Statement of Work. For the avoidance of doubt, all amounts set forth in this Agreement are expressed in United States Dollars.

10.11 Waiver. All waivers must be in writing and signed by the Party waiving its rights. Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion. A delay or omission by either Party hereto to exercise any right or power under the Agreement shall not be construed to be a waiver thereof. All remedies provided for in the Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party under this Agreement, at law, in equity or otherwise.

10.12 Entire Agreement; Amendments. This Agreement is the final, complete, and exclusive agreement of the Parties with respect to the subject matter hereof and supersedes and merges all prior or contemporaneous communications and understandings between the Parties. No modification of or amendment to this Agreement will be effective unless in writing and signed by both Parties.

10.13 Use of Subcontractors. GlobalLogic may perform certain of its tasks or duties under this Agreement using one or more consultants or subcontractors, provided GlobalLogic has obtained the prior, express, written consent of Client with respect to such consultants or subcontractors. GlobalLogic shall remain solely responsible at all times for the performance of the Services in accordance with the terms hereof by such consultants or subcontractors.

10.14 Foreign Corrupt Practices Act. In conformity with the United States Foreign Corrupt Practices Act in connection with the transaction contemplated under the Agreement, each Party shall have and enforce policies prohibiting its employees and agents from directly or indirectly making any offer, payment, or promise to pay; authorizing payment; offering a gift, promising to give, or authorizing the giving of anything of value for the purpose of influencing any act or decision of an official of any government (including a decision not to act) or inducing such a person to use his or her influence to affect any such governmental act or decision in order to assist such Party in obtaining, retaining or directing any business.

[END OF GENERAL TERMS AND CONDITIONS]

14.

EXHIBIT A

Pricing Policies

This Exhibit describes GlobalLogic’s pricing policy as applicable to rates, hardware and software, expenses and any other incidental items:

Hardware and Software

GlobalLogic is required to provide Client with a dedicated team of consultants. GlobalLogic will provide Client at no additional cost with standard hardware and software, including Internet connectivity to its off-shore team, in accordance with GlobalLogic’s then-current standard operating procedures as reflected in Exhibit H. Prior written authorization from Client will be obtained by GlobalLogic before incurring any expense.

Expenses

Travel expenses are set forth in Exhibit D. Where a per diem is specified for expenses, per diem will be calculated based on number of days the employee travels to and from the Service Location where Services are performed.

Pricing Policies

The Agreement will set forth one or more of the following rates applicable to Services performed by GlobalLogic there under:

***

Other Policies

Compensatory Time Off: GlobalLogic encourages its employees to work flexible hours to manage their work flow. For example, employees may work on a weekend in order to complete the project on schedule and take compensatory time off with Client project manager’s approval. Client will either be invoiced for the flex time worked on the weekend or compensatory time off at GlobalLogic’s standard rates during the week with no overtime charge for working weekends or beyond a business day, but not both.

Travel Time: GlobalLogic employees will be encouraged to travel on the weekends. If travel on weekends is possible, the Client will not be billed for travel time. If the GlobalLogic employee is requested to travel by Client during week, the Client will be billed for travel time.

Training Client shall bear the expense of training imparted to GlobalLogic team members, which shall be billed to Client after both Parties have mutually agreed to the training in writing.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Transition Plan Investment:

“Transition Plan Investment” refers to training imparted to GlobalLogic team members newly assigned to the Client account within the *** of the Effective Date of this Agreement. This training will be provided by Client’s employees to GlobalLogic Employees.

The Transition Plan Investment Period shall be as follows:

***

The fee payable for the Transition Plan Investment is as designated as the “Ramp Investment %” set forth in Exhibit G.

Motricity Orientation Training:

After the *** from the Effective Date of the Agreement, GlobalLogic team members newly assigned to the Client account shall undergo “Motricity Orientation Training” administered by GlobalLogic that is customized for each role (Project Manager (PM), Architect, Tech Lead, Sr. Developer, Developer and Quality Assurance (QA). Motricity Orientation Training together with the Transition Plan jointly developed by Client and GlobalLogic as set forth in Exhibit J are intended to minimize team ramp up time. GlobalLogic will not charge Client for new team members while they are in the Motricity Orientation Training program.

GlobalLogic will bear costs for training new team members assigned to the Client account to replace team members removed for cause or as a result of attrition surpassing the attrition level specified in the SLA in Exhibit E.

Notwithstanding anything to the contrary, any changes to this Exhibit, must be mutually agreed to in writing between the Parties.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT B

GLOBALLOGIC VELOCITYSM:

The GlobalLogic VelocitySM Platform is GlobalLogic’s proprietary method supported by a platform, framework and objects to enable an expedient, global, collaborative product lifecycle management. It facilitates teams to collaboratively define, estimate, automate and measure the assets and the work needed to create software products while a team is developing a product for wide distribution in a rapidly changing environment. GlobalLogic VelocitySM is owned by GlobalLogic and is contained in the connectors used to integrate the various tools and systems. These proprietary connectors are exposed for use and modifications through open Application Interfaces and therefore the Client may make any such required modifications without accessing the source code.

EXHIBIT C

Insurance And Risk of Loss

1.	Insurance Coverage.

A)	As at the Effective Date and through to February 1, 2009 (“Renewal Date”), GlobalLogic shall maintain in force at least the insurance types and coverages set forth in the insurance certificates already provided to Client on or before the Effective Date.

B)	Thereafter:

(i)	GlobalLogic shall no later than March 1, 2009 provide to Client, insurance certificates that evidence that GlobalLogic is, as of the Renewal Date and continuing for the Term of this Agreement, insured for the insurance coverages under this Exhibit C, and

(ii)	GlobalLogic shall for the remainder of the Term of this Agreement have and maintain in force at least the following insurance coverages:

(a)	Employer’s Liability Insurance and Worker’s Compensation Insurance, including coverage for occupational injury, illness and disease, and other similar social insurance in accordance with the laws of the country, state or territory exercising jurisdiction over the employee with minimum limits per employee and per event of *** and a minimum aggregate limit of *** or the minimum limits required by law, whichever limits are greater;

(b)	Employment Practices Liability Insurance with minimum limits per employee and per occurrence of *** and a minimum aggregate limit of *** This coverage shall be endorsed to name Client as additional insured;

(c)	Comprehensive General Liability Insurance, including Products, Completed Operations, Premises Operations Personal and Advertising Injury, Contractual and Broad Form Property Damage liability coverages, on an occurrence basis, with a minimum combined single limit per occurrence of *** and a minimum combined single aggregate limit of ***. This coverage shall be endorsed to name Client as additional insured;

(d)	Property Insurance, including Extra Expense and Business Income coverage, for all risks of physical loss of or damage to buildings, business personal property or other property that is in the possession, care, custody or control of GlobalLogic pursuant to this Agreement. Such insurance shall have a minimum limit adequate to cover risks on a replacement costs basis. This coverage shall be endorsed to name Client as loss payee;

(e)	Automotive Liability Insurance covering use of all owned, non-owned and hired automobiles for bodily injury, property damage, uninsured motorist and underinsured motorist liability with a minimum combined single limit per accident of *** or the minimum limit required by law, whichever limit is greater. This coverage shall be endorsed to name Client as additional insured;

(f)	Errors and Omissions Liability Insurance covering liability for loss or damage due to an act, error, omission or negligence, or due to machine malfunction, with a minimum limit per event of *** and a minimum combined single aggregate limit of ***

(g)	Umbrella Liability Insurance with a minimum limit of *** in excess of the insurance coverage described in Sections 1(a) through (f) and (h) of this Exhibit; and

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

(h)	Employee Dishonesty and Computer Fraud coverage, including third party coverage, for loss arising out of, or in connection with, any fraudulent or dishonest acts committed by GlobalLogic or its affiliates, acting alone or with others, including misappropriation of assets of Client or its employees in a minimum amount of *** per occurrence and in annual aggregate.

2.	Insurance Terms.

(a)	The insurance coverages under Sections 1(a) through (h) of this Exhibit shall be primary, and all coverage shall be non-contributing with respect to any other insurance or self insurance which may be maintained by Client. All coverage required by Section 1 of this Exhibit shall include a waiver of subrogation and a waiver of any insured-versus-insured exclusion regarding Client. To the extent any coverage is written on a claims-made basis, it shall have a retroactive date prior to the Effective Date and shall allow for reporting of claims for at least *** after the Term.

(b)	GlobalLogic shall cause its insurers to issue certificates of insurance evidencing that the coverages and policy endorsements required under this Agreement are maintained in force and that not less than *** written notice shall be given to Client prior to any cancellation of the policies. GlobalLogic will provide Client with prompt written Notice regarding any modifications to or non-renewal of the types of insurance and thresholds of insurance coverage set forth under this Exhibit C. The insurers selected by GlobalLogic shall have an *** or, if such ratings are no longer available, with a comparable rating from a recognized insurance rating agency. GlobalLogic shall assure that itself and its subcontractors, if any, maintain insurance coverages as specified in this Exhibit naming Client as an additional insured or loss payee where relevant or GlobalLogic shall assure that its subcontractors, if any, are endorsed as additional insureds on GlobalLogic coverages specified by this Exhibit.

(c)	In the case of loss or damage or other event that requires notice or other action under the terms of any insurance coverage specified in this Exhibit, GlobalLogic shall be solely responsible to take such action. GlobalLogic shall provide Client with contemporaneous notice and with such other information as Client may request regarding the event.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT D

Expenses

Notwithstanding anything to the contrary, all expenses incurred by GlobalLogic must be pre-approved by Client in writing. On and from the Effective Date and subject to the terms of this Exhibit D, the travel expense arrangement under Section (i)(a) in this Exhibit D will apply for expenses incurred by GlobalLogic under the Agreement. At the end of each calendar quarter during the Term, GlobalLogic will provide Client with expense information and reports containing the expenses incurred by GlobalLogic during the prior quarter for cost verification and for Client to evaluate which of the travel expense arrangements under Sections (i)(a) and (b) is more beneficial to Client. Such expense information and reports provided by GlobalLogic will include a summary of expenses for each month for all expenses pertaining to all employees under four or five major categories as applicable (e.g. Travel and visa, per diem, accommodation, transportation). A copy of the complete list of employees who traveled in the prior quarter and the duration of such travel will also be made available. Client may, from time to time, elect either of the two travel expense arrangements under Sections (i)(a) and (b) in its sole discretion. If, at any point in time, Client elects the travel expense arrangement under Section (i)(b), GlobalLogic will provide to Client, the original receipts for the expenses incurred in the prior month in order to be reimbursed for such expenses.

Notwithstanding anything to the contrary, GlobalLogic shall not:

(A) For the initial *** of the Term, incur expenses in excess of *** the total amount of Fees for Services in such *** without the prior written approval from Client’s Chief Financial Officer; and

(B) Thereafter, for every subsequent *** of the Term, incur expenses in excess of *** of the total Fees for Services for each such *** without the prior written approval from Client’s Chief Financial Officer.

(i) (a) Travel Expenses for Onsite Travel by Offshore Team Members

Expenses shall be chargeable by GlobalLogic to Client if pre-approved in writing by Client as follows:

Travel Expense	Cost/Trip	Comments
Short-term business travel to the U.S. from an offshore Service Location for ***	***	Per round trip. This covers airfare, visa processing fees, and meals while traveling.

Per Diem	***	This covers accommodation, local transportation, gas, toll, parking, food, laundry, entertainment, personal phone and business phone charges outside office hours, internet connectivity from place of accommodation, visitor health insurance, etc.

(b) Alternative arrangements for Travel Expenses

In lieu of Section (i)(a) above and in its sole discretion, Client may elect to reimburse GlobalLogic in accordance with this Section (i)(b).

Travel Expense	Cost	Comments
Short-term business travel to the U.S. from an offshore Service Location for ***	***	Per round trip. This covers air-fare, visa processing fees, and meals while traveling.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Accommodation	***	This covers accommodation and internet connectivity from place of accommodation. ***

Local Transportation	***	This covers cost of local transportation such as rental car (including insurance), taxi, gas, toll, parking, etc.

Per Diem	***	This covers per diem paid to GlobalLogic for incidental expenses such as food, laundry, entertainment, etc. and other costs incurred directly by GlobalLogic such as cell phone charges while traveling, visitor health insurance, etc.

*	Any stay requested of a GlobalLogic team member for more than *** by Client shall be treated as a request for an onsite team member and shall be billed accordingly. Client acknowledges that it is feasible to obtain U.S. visas for off shore team members for short-term business travel purposes as contemplated by this Agreement for up to *** only. The per diem arrangement above shall not apply to such a situation.

•	GlobalLogic will purchase airplane tickets 14 days in advance of travel unless otherwise approved by Client.

•	All travel expenses shall be pre-approved by Client before they are incurred.

•	Expenses shall be billed and payable in accordance with the invoicing schedule described in Section 3.3 of this Agreement.

(ii) Expenses Related to “Good Will Travel”:

Good Will Travel (“GWT”) is travel for purposes other than routine billable Services and which is targeted at enhancing the camaraderie/communication/rapport between onshore and offshore employees as well as between Client and GlobalLogic.

All expenses pertaining to GWT by a Party to the premises of the other Party shall be borne by Party sending its employees to the premises of the other Party subject to the following:

***

Travel by a Party’s executives/Senior Management participating in Steering Committee Meetings and various other meetings shall not be chargeable to the other Party.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Motricity

Exhibit E

Service Level Agreement

Table of Contents

SECTION 1	2
1.1 PURPOSE OF THIS EXHIBIT	2
1.2 SLA REVIEW PERIOD	2
1.3 DEFINITIONS	2
SECTION 2	3
2.1 MODIFICATIONS AND REVISIONS	3
SECTION 3	3
3.1 WORK FLOW	3
SECTION 4	5
4.1 SERVICE PERFORMANCE	5
4.2 PRIORITY LEVELS	5
4.3 INCIDENT MANAGEMENT	7
4.4 CHANGE MANAGEMENT	8
4.5 PLANNED MAINTENANCE	8
4.6 TECHNICAL AND EXECUTIVE BRIDGES	8
4.7 ESCALATION PROCEDURE	8
SECTION 5	10
5.1 PRODUCTION RESPONSE TIME	10
5.2 PRODUCTION RESTORE TIME	11
5.3 PRODUCTION RESOLUTION TIME	11
5.4 RECRUITING EFFECTIVENESS	12
5.5 STAFF ATTRITION	13
5.6 TRAINING EFFECTIVENESS	14
5.7 SCHEDULE	15
5.8 DELIVERABLE QUALITY	15
5.9 TEAM PRODUCTIVITY	17
SECTION 6	17
SECTION 7
SECTION 8	20
8.1 OPERATIONAL ENVIRONMENT	20
8.2 NETWORK CONNECTIVITY	21
SECTION A	21
SECTION B	22

Section 1

1.1 PURPOSE OF THIS EXHIBIT

This Exhibit E is entered into under the terms specified in the Agreement.

This Exhibit E identifies the Service Level Metrics for Service Levels, and describes how to analyze and report these Service Level Metrics. It is intended to describe the specific Service Levels (set forth in this Exhibit E) agreed to and accepted by GlobalLogic and Client jointly.

This Exhibit E defines the mutually agreed to level of Service provided by GlobalLogic, clarifies Service Level expectations, and establishes a basis for performance measurement.

1.2 SLA REVIEW PERIOD

This Exhibit E shall be reviewed by the Parties as follows:

(1)	Quarterly during the first year, then once a year thereafter

(2)	Ninety (90) days prior to the expiration date of the Agreement in anticipation of its renewal; and

(3)	In the time periods set forth in Section 4.1(b)(SLA Improvement).

Any amendments to this Exhibit E will need to be mutually agreed between the Parties and in writing in accordance with Section 2.1 below.

1.3 DEFINITIONS

Set forth below are the definitions and their associated meanings used in this Exhibit. Other sections of this Exhibit may define other definitions. Any capitalized terms used in this Exhibit that do not have an associated definition will have the meanings indicated for such terms in the Agreement.

•	“Service Level Metric” means the measurement requirements used to determine whether an SLA has been met. There are Service Level Metrics for each SLA at each of the following performance levels:

•	Significantly Below Service Level;

•	Below Expected Service Level;

•	At Expected Service Level;

•	Above Expected Service Level;

•	Significantly Above Service Level; and

•	Priority Levels.

“Service Level Failure” means for any SLA for a given measurement period, (a) a failure of GlobalLogic to meet the Service Level Metric for “At Expected Service Level”, (b) meeting the Service Level Metric for “Significantly Below Service Level” or “Below Expected Service Level, or (c) a failure to meet the response time, restore time, escalation time or resolution time for a Priority Level.

Section 2

2.1 MODIFICATIONS AND REVISIONS

GlobalLogic and Client agree to periodically negotiate to add, delete, or modify the existing Service Level Metrics and Service Levels to reflect changes in Client’s business requirements or objectives. The Parties will document all changes resulting from this negotiation in an amendment to this Exhibit. Amendments to this Exhibit will become effective only upon acceptance and execution by the authorized representatives from both GlobalLogic and Client.

Section 3

3.1 WORK FLOW

The following Section is a general representation of day to day Services and demonstrates the Deliverables expected at each stage of development. This diagram is presented as a general depiction of work flow across the enterprise and is not intended as a guide for all development. GlobalLogic will perform the Services in accordance with the variations to this model that Client determines for the specific Services that needs to be accomplished. For the avoidance of doubt, references to “Offshore Supplier” and “Supplier” in the diagram below are references to GlobalLogic.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Section 4

4.1 SERVICE PERFORMANCE

a)	Incident Management: GlobalLogic will diligently resolve any incidents to completion, as quickly as possible, in accordance with the provisions of this Exhibit.

b)	SLA Improvement: Client and GlobalLogic expect and understand that certain SLAs will be improved over time. In this event, Client and GlobalLogic will mutually agree on the appropriate increase in the Service Level and corresponding Service Level Metric.

c)	Honeymoon Period: For a period of *** following the Effective Date of the Agreement, GlobalLogic’s performance against the SLAs set forth in this Exhibit will be reported by GlobalLogic on a monthly basis but Service Level Credits, Earn Backs and Service Level Incentives will not be incurred. Thereafter for the Term, Section 7 will apply.

4.2 PRIORITY LEVELS

Table 4.2.1 will determine the priorities and corresponding resolution and response times for incidents.

Incidents that are not immediately resolved upon notification to GlobalLogic by Client or upon GlobalLogic becoming aware of the incident, will be prioritized and resolved in accordance with Table 4.2.1.

4.2.1 PRIORITY DEFINITIONS AND REQUIREMENTS

The following priority level requirements will apply to all Production Support.

This table applies to post launch or post release Deliverables

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

4.3 INCIDENT MANAGEMENT

Client has established an Incident Management Process within its Service Operations Center (SOC). The goal of the Incident Management Process is to restore normal Service operation as quickly as possible and to minimize any adverse impact on business operations.

Client will monitor the systems and be the first to respond to calls from Client’s customers. Client will also coordinate incident isolation with GlobalLogic. During the incident isolation and troubleshooting process, GlobalLogic will communicate incident resolution progress to Client based upon the times specified in Table 4.2.1– Priority Level Requirements. GlobalLogic must provide a response to the incident based on the response times associated with the applicable priority level as specified in Table 4.2.1– Priority Level Requirements. GlobalLogic will resolve the incident within the defined time frame specified in Table 4.2.1 using standard industry practices.

Any reported incident that is caused by a failure that is not within GlobalLogic’s responsibilities as set forth in the Agreement to resolve because the affected systems and environment are not accessible by GlobalLogic, or resolution of the incident is not directly related to GlobalLogic’s delivery of the Services will be returned to Client with an appropriate explanation. Should GlobalLogic determine that an incident being worked by GlobalLogic within Client’s responsibility to resolve, the incident will be closed and returned to Client for proper resolution. Should Client determine that an incident is within GlobalLogic’s responsibilities under the Agreement to resolve because the affected systems and environment are accessible to GlobalLogic, or resolution of the incident is directly related to GlobalLogic’s delivery of the Services, Client will return such incident to GlobalLogic for resolution.

Client, with input from GlobalLogic, will set the initial classification of the incident ticket according to the priority level criteria in Table 4.2.1– Priority Level Requirements and GlobalLogic will resolve the incident in accordance with the response, restore, and resolution times for the assigned priority level in Table 4.2.1, unless a different priority level is mutually agreed between Client and GlobalLogic. In the event that the Parties do not agree to the priority level of an incident, GlobalLogic shall continue to respond, restore and resolve the incident in accordance with the time frames set forth in Table 4.2.1 for the priority level set by the Client and, at the same time, GlobalLogic will escalate the dispute in accordance with Section 4.7, failing resolution of which, the dispute will be resolved through the dispute resolution provisions of the Agreement.

In the event that GlobalLogic does not respond to Client in accordance with the GlobalLogic “Response Time” listed in Table 4.2.1– Priority Level Requirements, Client can change the classification of an incident to a higher priority level. For the avoidance of doubt, at any time and in Client’s discretion, incidents can be escalated to the next contact or priority level, and GlobalLogic will restore and resolve the incident in accordance with the adjusted priority level.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.4 CHANGE MANAGEMENT

Client has committed to supporting its customer’s formal change and release management process intended to mitigate risk of adversely impacting Service delivery to end consumers. In partnership with Client, GlobalLogic will participate in the coordination and communication of necessary Client customer related maintenance and support activities, ensuring maintenance performed by GlobalLogic is completed at appropriates times, with the appropriate visibility and awareness.

4.5 PLANNED MAINTENANCE

GlobalLogic will leverage change management processes to ensure changes are scheduled at appropriate times, have the support of the appropriate GlobalLogic and Client resources, and are communicated to the appropriate Client stakeholders. GlobalLogic will ensure that any scheduled maintenance events will be executed in a well-coordinated and timely manner.

Maintenance events are defined as any change that could/will result in the loss of Service or be Service impacting. “Scheduled Maintenance” is defined as routine, scheduled maintenance. GlobalLogic will provide *** advance written notification prior to Scheduled Maintenance. GlobalLogic will not complete any Scheduled Maintenance without coordinating these events with Client.

GlobalLogic shall be responsible to test all changes to the GlobalLogic controlled infrastructure and environment. This testing will be performed to ensure the continuation of Services after the change and to reduce the risk of disruptions caused by the change.

All production changes, including solution deployments and maintenance, is conducted only *** unless otherwise mutually agreed to with Client.

4.6 TECHNICAL AND EXECUTIVE BRIDGES

During the resolution of a Service affecting incident, Client may establish a Technical Bridge and/or an Executive Bridge for any incident. GlobalLogic shall join the Technical Bridge upon *** notice from Client for Priority 1 incident as noted in Table 4.6 below. These bridges are used for team–to-team communication, troubleshooting, triage and escalation. Unless otherwise notified by Client, a Technical Bridge or Executive Bridge will be established as follows:

Table 4.6 - Timelines for Technical and Executive Bridges

Action	Priority 1	Priority 2	Priority 3
Technical Bridge	***	***	***

***4.7 ESCALATION PROCEDURE

When incidents arise that require prompt attention, the following escalation procedures should be followed to obtain instruction and information for proper resolution.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4.7.1 CLIENT ESCALATION TO GLOBALLOGIC

Escalation procedures are in place at the Client to manage the resolution of incidents when they occur. If a Priority 1 incident is not resolved by Client within *** of when Client was made aware of the incident, the incident may be escalated to GlobalLogic, who will drive escalation and resolution of the incident within Client’s operations and engineering groups, and ensure that Client is kept updated with the incident resolution process. The appropriate Business Development person will also be informed of the occurrence and status of any Priority 1 incident. Within *** of the Effective Date, GlobalLogic will advise Client of the GlobalLogic Contact Data designated in Table 4.7.1.

Table 4.7.1

Escalation Level	GlobalLogic Escalation Contact Data	Priority 1	Priority 2
Level 1	***	***	***
Level 2	***	***	***
Level 3	***	***	***

4.7.2 GLOBALLOGIC ESCALATION TO CLIENT

In some instances, GlobalLogic may become aware of a priority incident before Client does. In the event that GlobalLogic needs to notify Client of the incident, the escalation Table 4.7.2 below should be used.

For the purposes of clarification, Table 4.7.2 provides escalation timelines for Priority 1 and 2 incidents, based on time after the incident was reported. Priority 3 incidents seldom require escalation but in the event that Client believes that GlobalLogic is not addressing the incident in a timely manner, Client may elevate the priority of the incident after Client sends notification to GlobalLogic. GlobalLogic will promptly acknowledge such notification and treat such incident as a Priority 2 incident.

Table 4.7.2

Escalation Level	Client Escalation Contact Data	Priority 1	Priority 2
Level 1	***	***	***
Level 2	***	***	***
Level 3	***	***	***

4.7.3 ADDITIONAL ESCALATION INFORMATION

Client and GlobalLogic will ensure that any additional processes that are required to ensure the smooth escalation of incidents within each organization are clearly communicated to one another in writing, so that the escalation processes within each organization and between the two organizations are clearly understood by both Parties. Client and GlobalLogic will exchange the names and contact information of the personnel who need to be kept informed of progress during the escalation process, utilizing the templates for contact lists set forth in this Exhibit. Both parties are responsible for ensuring that if there are any changes in the contact information the other Party is updated. This information will not be updated and kept current as part of this Exhibit, but will need to be maintained separately by the two Parties outside of this Exhibit.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Section 5

For the avoidance of doubt, the references to Priority levels in this Section 5 have the meanings given to such Priority Levels set forth in Table 4.2.1.

5.1 PRODUCTION RESPONSE TIME

Description

This SLA sets forth the time lines by which Client requires a response from GlobalLogic to investigate a production incident.

Table 5.1 Production Response Time SLA Values

***	***	***	***	***	***
Response Time: Priority 1	***	***	***	***	***
Response Time: Priority 2	***	***	***	***	***
Response Time: Priority 3	***	***	***	***	***
Response Time: Priority 4	***	***	***	***	***

Reporting Period

GlobalLogic will measure and report on this SLA every month.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Analysis Plan

Measurement period commences upon GlobalLogic receiving an email or call from Client to address a production incident and the time it takes a qualified engineer to call into a conference bridge. This person must have the necessary skills to actually trouble-shoot and resolve the incident.

5.2 PRODUCTION RESTORE TIME

Description

This SLA sets forth the time lines for which Client requires GlobalLogic to restore the production environment to a state prior to the incident and whereby it is in compliance with the Agreement by either work-around or actual or emergency fix.

Table 5.2 Production Restoration Time SLA Values

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
Restore Time: Priority 1	***	***	***	***	***
Restore Time: Priority 2	***	***	***	***	***
Restore Time: Priority 3	***	***	***	***	***
Restore Time: Priority 4	***	***	***	***	***

Reporting Period

GlobalLogic will measure and report on this SLA every month.

Analysis Plan

Measurement period commences upon GlobalLogic receiving an email or call from Client regarding an incident and the time it takes to restore the production environment to a state prior to the incident and in compliance to the Agreement by either work-around or actual or emergency fix.

5.3 PRODUCTION RESOLUTION TIME

Description

This SLA sets forth the time lines by which Client require GlobalLogic to resolve a production incident.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Table 5.3 Production Resolution Time SLA Values

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
Resolve Time: Priority 1	***	***	***	***	***
Resolve Time: Priority 2	***	***	***	***	***
Resolve Time: Priority 3	***	***	***	***	***
Resolve Time: Priority 4	***	***	***	***	***

Reporting Period

GlobalLogic will measure and report on this SLA each month.

Analysis Plan

Measurement period commences upon GlobalLogic receiving an email or call to address a production incident and the time it takes to resolve the incident with a permanent fix.

5.4 RECRUITING EFFECTIVENESS

Description

This SLA sets forth the time lines by which GlobalLogic will fill GlobalLogic resource open positions on Client’s account. The number of weeks to hire a candidate shall determine the effectiveness of GlobalLogic’s recruiting efforts as per the following table.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Table 5.4 Recruiting Effectiveness SLA Values

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
Recruiting Effectiveness (India at all levels and Ukraine – junior and mid level resources)	***	***	***	***	***
Recruiting Effectiveness (Ukraine – senior resources)	***	***	***	***	***

Reporting Period

GlobalLogic will measure and report on this SLA every month.

Analysis Plan

Measurement period starts when GlobalLogic receives an email or updated spreadsheet from Client about an open position with a job description and requirements for the open position to GlobalLogic and ends when GlobalLogic hires a candidate approved by Client to fill the position.

If the Parties mutually agree that to substantially execute the responsibilities of a position, a rare skill is needed that is not easily sourced in the marketplace, GlobalLogic and Client will mutually agree to the time period for the filling of such position and this SLA will not apply to such position.

5.5 STAFF ATTRITION

Description

GlobalLogic is responsible for maintaining the agreed upon number of resources in order to perform the Services. Voluntary Attrition of the resources on the team must be no more than the “At Expected Service Level” Service Level Metric in the table below.

“Voluntary Attrition” includes:

•	All cases where a GlobalLogic employee or contractor formally resigns from GlobalLogic or their employment or engagement is terminated for whatever or no reason;

•	Any instance of a GlobalLogic employee or contractor being removed from a Client team either through their own request, at the request of GlobalLogic or at the request of Client;

•

Resignations and sabbaticals initiated by GlobalLogic or the individual employee or contractor . GlobalLogic’s employee or contractor promotions and role changes within Client team will not constitute Voluntary Attrition;

•	All cases of attrition due to personal reasons (e.g. marriage/relationships, relocation, higher studies etc).

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Table 5.5 Staff Attrition Levels for Ukraine & India, combined

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
Staff Attrition	***	***	***	***	***

All positions placed by GlobalLogic will be subject to a ***. For all positions placed by GlobalLogic, a *** period will exist in order to ensure a strong fit between the candidate and the role. During this time, GlobalLogic, the resource, and Client will evaluate the person and their performance in this role. Any Client request that GlobalLogic remove or replace this person during the first *** trial period, such removal shall not count towards determining whether GlobalLogic has met this Service Level.

GlobalLogic may not, at any time, remove a resource from the Client team without express written permission of Client. GlobalLogic will have a training program in place and retain a reasonable bench of resources to promptly replace any resources rotated or removed from Client’s account and ready to join as an effective and contributing member of the Client team within a reasonable period of time prior to the departure of a GlobalLogic resource on the Client account.

Reporting Period

GlobalLogic will measure and report on this SLA every quarter. Reporting to be conducted by GlobalLogic at the GlobalLogic/Client Quarterly Review.

Analysis Plan

Measurement period starts from the Effective Date of the Agreement.

To calculate Voluntary Attrition, the number of GlobalLogic resources removed from Client’s account due to Voluntary Attrition during a quarter, will be divided by the total number of GlobalLogic resources on Client’s account during the same quarter.

5.6 TRAINING EFFECTIVENESS

Description

It is important to reduce the ramp-up time of new or replacement GlobalLogic resources on Client projects or team. GlobalLogic will implement an effective training plan which should be followed by new or replacement team members. After finishing the training program, GlobalLogic resources will be ready to perform the Services under the Agreement. In the table below, units of measurement are in number of calendar weeks:

Table 5.6 Training Progress SLA Values

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
Training Progress	***	***	***	***	***

Reporting Period

GlobalLogic will measure and report on this SLA every month, until each individual completes the required training.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Analysis Plan

Measurement period starts from the first day of on-boarding onto Client’s account for new or replacement GlobalLogic resources. During the training period the new or replacement GlobalLogic resource will follow the training plan prepared by GlobalLogic. Each new GlobalLogic team member should then produce at least one (1) functional Deliverable that conforms to Client’s specifications within the first 2 months of being added to the Client team. A functional Deliverable can include, but is not limited to, such items as test plans, test cases, code, tools, and documentation. GlobalLogic Project Manager will assess the output of such new or replacement GlobalLogic resources and submit the Deliverable to Client for approval. Client will either approve or reject the Deliverable in accordance with Section 2.5 of the Agreement.

5.7 SCHEDULE

Schedule For Deliverable

This SLA shows how accurately GlobalLogic meets the delivery schedules of its Deliverables to Client.

Schedule Accuracy SLA measures the on-time delivery of all Deliverables for a given period. Units of measurement are the percentage of Deliverables completed and delivered on time during the month (accuracy to the delivery schedule).

Schedule Deviation SLA measures the number of days in total GlobalLogic deviated from the delivery schedule for any single Deliverable. Units of measure are the aggregate number of days past each interim milestone date, up to the scheduled final delivery date for the Deliverable.

Table 5.7 Schedule SLA Values

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
Schedule Accuracy (On-time delivery)	***	***	***	***	***
Schedule Deviation	***	***	***	***	***

Reporting Period

GlobalLogic will measure and report on this SLA every month.

Analysis Plan

Types and nature of milestones and Deliverables may vary depending on the project or Service. GlobalLogic and Client will mutually agree on the milestones and schedule for Deliverables for each project or Service. Measurement period starts when GlobalLogic receives and agrees to a schedule for Deliverables from Client.

5.8 DELIVERABLE QUALITY

GlobalLogic’s Quality Engineering group will review and test the Services and Deliverables to determine whether they conform to mutually agreed to specifications in terms of defects (defined by severity and priority as set forth below), hereinafter referred to individually as “Defect” and collectively as “Defects.” For the avoidance of doubt, a Defect is a form of non-conformity.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Unless GlobalLogic is otherwise instructed by Client in writing, the Parties agree that Services or Deliverables will not be released or launched until the following criteria are met:

***

Table 5.8 – Priority / Defect Descriptions

Severity	Title	Definition /Description of Defects
1	Deliverable/Service Prevention Defect or Priority 1 Defect

Defined as a Defect that:

•        Prevents an Service or Deliverable from executing under normal operating conditions;

•        Results in the inability to offer the Service;

•        Prevents a Service or Deliverable function from being used, no work around, or blocking progress on multiple fronts;

•        May present itself to many Client end users of the Service;

•        Greatly diminishes the usefulness, usability, or value of the Service or Deliverable; or

•        If detected by a single, influential user, or third party provider, would yield unfavorable review of software Deliverable or Service.

2	Deliverable/Service Degrading Defect or Priority 2 Defect

Defined as a Defect that:

•        Prevents function of the Deliverable or Service from being used with no work-around;

•        May present itself to many Client end users of the Service; or

•        Significantly diminishes usefulness, usability, or value of the Deliverable or Service.

3	Inconvenience Defect or Priority 3 Defect	Defined as a Defect that: • Creates an inconvenience to the Client end user, but does not degrade the ability to complete a data transaction or use of a particular Service or Deliverable.

4	Low Severity Defect or Priority 4 Defect	Defined as a Defect that: • Is a non-Service affecting Defect such as a misaligned image on the screen, bad screen formatting with a specific application, perceived font incident, etc.

The priority of a Defect refers to how it ranks on the following variables:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

5.9 TEAM PRODUCTIVITY

GlobalLogic team productivity is measured in terms of the utilization of GlobalLogic resources to perform the Services. These may be Services delivered internal to Client or Services which are customer focused. Billable utilization is defined as the time a GlobalLogic resource spends on performing the Services. GlobalLogic will provide weekly reports detailing the resource utilization for all onsite and offshore Services.

Table 5.9 – GlobalLogic Team Productivity

SLA	Significantly Below Service Level	Below Expected Service Level	At Expected Service Level	Above Expected Service Level	Significantly Above Service Level
GlobalLogic team Productivity	***	***	***	***	***

Section 6

Table 6.1 below designates the SLAs for which Service Level Credits or SLA Incentives may be incurred or achieved.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

Section 7

Client and GlobalLogic have agreed upon enforcing established SLA performance targets as well as Service Level Credits and earn back of Service Level Credits. The goal is for GlobalLogic to reach mutually agreed upon SLA targets, while meeting a high standard required of Client’s customers consistently month over month. The SLA performance targets can be modified as the Client’s business changes or if GlobalLogic is consistently exceeding SLA targets. The following are the mechanisms to calculate Service Level Credits, Service Level Incentives, and Earn Backs.

Subject to Section 4.1(c) (Honeymoon Period), for each Service Level Failure of a SLA listed in Table 6.1 of Section 6 above, GlobalLogic shall incur Service Level Credits that will be computed in accordance with Subsection a) below.

a) Service Level Credits

i)	For each month, there is a maximum at risk amount of *** for that month (“At Risk Amount”).

Subject to Section 7(d) below, for each Service Level Failure of a SLA listed in Table 6.1 of Section 6 above within the Reporting Period, Global Logic shall incur Service Level credits that will be computed in accordance with the following formula (“Service Level Credit”):

***

ii)	SLAs are weighted based upon the importance of the SLA to Client as outline in Section 6. Service Levels are weighted depending upon how much GlobalLogic’s performance deviates from “Expected Service Levels”.

b) Earn Back Calculation

i)	Subject to Section 4.1(c) (Honeymoon Period) and in the event any Service Level Credits are assessed for an individual SLA, GlobalLogic will have an opportunity to earn back the Service Level Credits for such SLA, if the “At Expected Service Level” performance level for such SLA is consistently satisfied for the designated number of consecutive months set forth in Subsections 1 and 2 below (“Earn Back Period”). GlobalLogic will not be able to earn back the Service Level Credit for a particular Service Level that GlobalLogic incurred a Service Level Failure until the applicable Earn Back Period for such SLA has successfully passed as noted in Sections 7(b)(i)(1) and (2) below.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

***

c) Service Level Incentive

i)	Subject to Section 4.1(c) (Honeymoon Period), and if, for any SLA in Table 6.1 above, GlobalLogic meets the “Above Expected Service Level” or “Significantly Above Service Level” performance level within the Reporting Period (e.g. monthly) for such SLA, it will earn an incentive amount that will be computed in accordance with the following formula (“Service Level Incentive”):

***

ii)	GlobalLogic will not earn a Service Level Incentive with respect to any particular Service Level during any applicable Earn Back Period following a Service Level Default for such Service Level as set forth in Sections 7(b)(i)(1) and (2) above.

iii)	Subject to Section 7(d) below, GlobalLogic may credit any Service Level Incentive amount earned by GlobalLogic against any Service Level Credit incurred by GlobalLogic during the Term of the Agreement.

d) Service Level Credit Reconciliation

i)	Subject to Section 4.1(c) (Honeymoon Period) and at the end of each calendar quarter, the Service Level Credits, Earn Back or Service Level Incentives, if any, for each SLA will be calculated by GlobalLogic in accordance with Sections 7(a) to (c) above.

ii)	A) Subject to Section 9.3.3 of the Agreement and upon the anniversary of the Effective Date, Service Level Credits earned by Client for the immediately preceding calendar quarter will be totaled and any applicable Earn Back or Service Level Incentive amounts earned during such calendar quarter will be credited against such total Service Level Credit amount. The foregoing adjustment shall be complete within thirty (30) days after the end of such calendar quarter.

B) Following the adjustment in Section 7(d)(ii)(A) above, the resulting balance of any Service Level Credit amounts will be set off against the next month’s invoice (i.e. the invoice issued immediately following such adjustment).

C) Subject to Section 9.3.3 of the Agreement and if following the adjustment in Subsection 7(d)(ii)(A) above, any remaining Service Level Incentives or Earn Back amounts are not applied against any accrued Service Level Credits, such Service Level Incentives or Earn Back amounts will be rolled over to the following calendar quarter.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

iii)	For the avoidance of doubt, at no time shall Client be obligated to pay an Earn Back or Service Level Incentive amount to GlobalLogic. Earn Backs and Service Level Incentives can only be applied against an accrued Service Level Credit.

iv)	The Parties acknowledge and agree than an Earn Back, Service Level Incentive, and Service Level Credits are good faith estimates of the harm caused to Client as a result of a Service Level Failure and the Service Level Credits, Service Level Incentive, and Earn Back shall not constitute liquidated damages or penalty for the corresponding failure to perform, and Client shall be free to pursue any and all remedies available under the Agreement or at law or equity with respect thereto.

Section 8

8.1 OPERATIONAL ENVIRONMENT

GlobalLogic’s security protections depends on the operational security controls associated with GlobalLogic’s pertinent processes and procedures. Pertinent means having a business impact on Client under this Agreement and having a strong bearing on (a) the confidentiality, integrity, and availability of Client and its customers’ data as well as (b) the availability and integrity of Client’s Service. GlobalLogic will meet the following security requirements:

i)	Include in GlobalLogic’s Security Program, documented Configuration and Change Management, Vulnerability Management, Security Monitoring, Incident Response, Data Handling, Access Management, Virus Management, Key Management, Patch Management processes and Physical security. The aforementioned security assessment should include each of these areas. GlobalLogic shall provide reasonable details of the measures it is taking in each of these areas, including, but not limited to, a detailed security policy; an overview of the supporting operational processes; attesting to the use of current documented methods and compliance to internal policy.

ii)	GlobalLogic will provide a liaison who will work with Client on matters of security compliance and risk management.

iii)	Establish and maintain a documented escalation process for security incident response, including procedures for engaging Client in the event of a security incident related to the system or the applications resident on it.

iv)	GlobalLogic may be asked to comply with some or all of the standards defined in the Client ISO A.5 Information Security Policy document and to participate in internal security processes such as security awareness training, application development, and vulnerability management. The standards and processes specific to the engagement will be provided by Client.

v)	Back-up of Code, documentation, and Client Work Product: ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

8.2 NETWORK CONNECTIVITY

During the Term of the Agreement, GlobalLogic and Client may decide that it is mutually beneficial to establish network connectivity between their two companies. Such connections must only be used for their expressed business purpose.

If the connection is to be used by individual employees or agents of GlobalLogic, GlobalLogic will notify Client whenever any such employees or authorized agents of GlobalLogic terminate employment. Additionally, if access to Client assets is no longer a business requirement for access, GlobalLogic will notify Client in a timely manner of the same.

GlobalLogic shall notify Client in writing upon a change in the user base for the work performed over the network connection or whenever a change in the connection and/or functionality requirements of the network connection is necessary.

Client reserves the right to monitor all activity over such connections to ensure appropriate use. GlobalLogic may be required to install a Client vulnerability scanner on any network(s) dedicated to supporting this engagement which will connect to Client.

GlobalLogic will be required to provide network separation between those resources supporting this engagement and those supporting other clients. Additionally, workstations and laptops must be configured to meet specific security standards defined by Client.

Section A

The following Escalation tables are to be used as templates for the attachments to this document. Both Client and GlobalLogic will exchange this contact information. Each Part will keep this data accurate and up to date for all purposes.

Table A1 – Escalation Core Group Contact Data – For Portal Services Teams

Escalation Level	Response Time	Contact Name and Title	Contact Number After Hours
Priority 1	Within *** notification of incident. Updates required via email every *** until incident is resolved	See attached document	See attached document
Priority 2	*** notification if no satisfaction and or resolution.	See attached document	See attached document
Priority 3	Within *** of notification	See attached document	See attached document

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Table A2– Escalation Core Group Contact Data – For Search Teams

Escalation Level	Response Time	Contact Name and Title	Contact Number After Hours
Priority 1	*** notification of incident. Updates required via email every *** until incident is resolved	See attached document	See attached document
Priority 2	*** after notification if no satisfaction and or resolution.	See attached document	See attached document
Priority 3	Within *** of notification	See attached document	See attached document

Table A3– Escalation Core Group Contact Data – For Storefront

Escalation Level	Response Time	Contact Name and Title	Contact Number After Hours
Priority 1	Within *** of notification of incident. Updates required via email every *** until incident is resolved	See attached document	See attached document
Priority 2	*** after notification if no satisfaction and or resolution.	See attached document	See attached document
Priority 3	Within *** of notification	See attached document	See attached document

Section B

Reporting Schedule

Reports regarding individual projects and Services, as well as the overall engagement are expected from GlobalLogic at regular intervals.

Each week, unless otherwise agreed upon, GlobalLogic will provide Client with a “Weekly Project Status Report” indicating the overall progress and success of the GlobalLogic offshore teams are engaged in. The audience for this report will be all active Client stakeholders of all current projects and Services.

This report should contain the following information:

•	Summary information on all projects including:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Each month, GlobalLogic will provide Client with a “Monthly Service Level Report” indicating the Service performance against the SLAs for the Services provided during previous month. This report will contain performance reporting for the SLAs listed in Section 5. The audience for this report will include the senior staff at Client such as department heads.

GlobalLogic shall supply the Monthly Service Level Report no later than the tenth (10th) business day of each month for the SLA performance reporting of the immediately preceding month.

The Monthly Service Level Report shall provide reasonable detail regarding GlobalLogic’s performance against the Service Level Metrics for each SLA.

Each quarter, GlobalLogic will provide Client with a “Quarterly Business Review Report” indicating the overall success of the engagement, the accomplishments from the prior quarter and the areas of improvement and focus needed for the next reporting period. The audience for this report will be the Client executives and should include an in-person presentation as well.

Communication Plan

Meeting Name	Goal	Frequency	GlobalLogic Participant	Client Participant	Media
Stand up meeting	**Resolve / Clarify Project Related Issues**	**Daily**	**Offshore Team**	**Client team**	**Conf. call**
Status meeting	**Project status review**	**Weekly**	**PM & AM**	**Client team**	**Conf. call**
Steering Committee	**Steer the partnership for success**	**Monthly/TBD**	**AE, AM, BU Head, Delivery Head, Delivery Manager, PM**	**Management team**	**Conf. call**
Executives	**Strategic relationship review**	**Quarterly**	**CEO, BU Head**	**Management team**	**Conference Call, Onsite meeting**

1
© Copyright GlobalLogic 2007
GlobalLogic

EXHIBIT G

RATE SHEET

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT H

GlobalLogic Standard Hardware and Software Configuration

Each Team Member in GlobalLogic is provided one desktop with the following specifications as standard equipment. Senior managers are entitled to a laptop as standard equipment. One extra server with server class configuration, (one for every five Team Members) will be provided by GlobalLogic to assist in development and testing without any extra charge. Additional hardware or software or IT support Services for the functioning of the hardware or software requested in the table at the end of this Exhibit must be mutually agreed to between the Parties in writing.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

ADDITIONAL CHARGES TABLE:

Category	Description	Charges

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

***	***	***

For the communication and capital equipment set forth in the “Additional Charges Table” above that is not listed as “included in the base offshore rate” or “at no additional cost”, GlobalLogic will notify Client in writing that such equipment is needed and the cost of procuring such equipment through GlobalLogic. Client will investigate as to whether such equipment can be procured at a lower price from a third party supplier. If Client, elects to obtain such equipment from a third party supplier, then GlobalLogic shall not charge Client for the provision of such equipment. Any amendments to this Exhibit H will be mutually agreed to between the Parties in writing.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT I

Service Locations

B-34/1, Sector 59,

Noida 201301 (U.P)

India

Harihar Nagar, Besa,

Nagpur, 441108

India

(Noida satellite)

25 Nikolskaya St.

Mykolaiv, 54030

Ukraine

(Kyiv satellite)

Bozhenko 86D,

Kyiv, 03150

Ukraine

8605 Westwood Center Drive, Suite 401

Vienna, VA 22182

Phone: (+1) 703.847.5900

Fax: (+1) 703.847.5901

(GlobalLogic headquarters and also location of GlobalLogic on-shore mobile testing lab should it be needed)

EXHIBIT J

Transition Methodology

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***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT K

Policies and Procedures

Attached herein are the Policies and Procedures.

GLOBALLOGIC INFORMATION AND

SECURITY MANAGEMENT – CURRENT

STATUS

Submitted to

By

Version : 1.0

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Motricity

Building Security Policies

Version 2.0

Security Level: External

Proprietary & Confidential Data:

Information in this document is for use by Motricity, its employees, contractors, supplier, and customers under license only.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Motricity	GlobalLogic

EXHIBIT L

CHANGE CONTROL PROCEDURES

1. OVERVIEW

1.1 General This Exhibit describes the process and procedures to be followed by Client and GlobalLogic when either Party wishes to make a Change (the “Change Control Procedures”). The Parties may, by joint agreement, amend or waive any part of the Change Control Procedures in writing including, but not limited to, where the Parties agree that shorter or longer time frames are more appropriate.

1.2 Definitions.

(a) “Change” means any change with respect to the terms of the Agreement, including without limitation, changes to the Services, Fees, Service Levels or the Parties’ other obligations under the Agreement.

(b) “Change Control Procedures” has the meaning given in Section 0 above.

(c) “Change Proposal” has the meaning given in Section (c) below.

(d) “Change Order” has the meaning given in Section 1.2 of the Agreement.

(e) “Change Request” has the meaning given in Section (a) below.

(f) “Mandatory Change” has the meaning set forth in Section 0 below.

(g) “New Service” means any new service or other service outside the scope of the Services requested by Client: (1) that is in addition to and materially different from the Services; (2) that require materially different levels of effort or resources from GlobalLogic; (3) for which there is no current charging methodology; and (4) that is part of GlobalLogic’s general commercial offering.

1.3 Objectives. The objectives of the Change Control Procedures are as follows:

(a) To review each request for a Change (a “Change Request”) to determine whether such Change is appropriate;

(b) To determine whether a Change is within the scope of the Services or constitutes a New Service or is considered to be a change to the in-scope Services without constituting a change in the scope;

(c) To prepare a more detailed proposal to implement a Change Request (such proposal, a “Change Proposal”);

(d) To prioritize all Change Requests and Change Proposals;

Motricity	GlobalLogic

(e) To minimize the risk of exceeding both time and cost estimates, if any, associated with the requested Change by identifying, documenting, quantifying, controlling, managing and communicating: (i) Change Requests, (ii) the preparation of Change Proposals, and (iii) their disposition;

(f) To identify the different roles, responsibilities and actions that will be assumed and taken by the Parties to define and implement the Changes; and

(g) To document a Change whether or not such Change results in any extra Charge.

Each Party will be responsible for all costs and expenses incurred by its employees, agents and subcontractors with respect to its participation in, and responsibilities and obligations under, Change Control Procedures, unless expressly agreed otherwise in writing by both Parties.

2. CHANGE REQUESTS. Either Globallogic or client may initiate a Change Request by delivering to the other Party’s responsible executive or his/her nominated representative, a document that describes the Change and sets forth the reasons for it. Each Change Proposal that may be prepared for a Change Request will be tracked by reference to the Change Request to which it relates. Each Party’s respective responsible executive or his/her nominated representatives will be responsible for reviewing and considering any Change Request, and will approve it for further investigation, if deemed necessary. If the parties agree that the change request requires further investigation, the responsible executives will authorize such investigation, which will be performed as required by Globallogic and/or Client.

2.1 Preliminary Change Report.

(a) Preliminary Change Report Preparation. For each Change Request that the Parties have approved for further investigation, regardless of which Party has proposed the Change, GlobalLogic will prepare and submit to Client within seven (7) calendar days (or as otherwise agreed), with Client’s reasonable cooperation and provision of any information reasonably requested by GlobalLogic, a preliminary written report. Such preliminary report will contain the costs, implementation timeframe, preliminary technical rationale, resources (including without limitation human resources, hardware, software and other equipment) and associated charges, if any, required for implementing the Change and an initial analysis of the potential risks (if any) to Client or GlobalLogic if the Change is not implemented. GlobalLogic will bear the costs of preparing the preliminary report as set forth in this Section 2.1(a) and will provide such report as part of the Services.

(b) Report Review. Client and GlobalLogic will review the preliminary report and Client will, within seven (7) calendar days after delivery of such preliminary report in writing, either (1) instruct GlobalLogic to prepare a comprehensive Change Proposal as set forth in Section 2.1(b)(i) below, (2) notify GlobalLogic that it does not wish to proceed with the Change, or (3) proceed with the Change on the material terms set forth in the preliminary report and other mutually-agreed terms as necessary to reasonably complete the Change Order.

(i) Comprehensive Change Proposals. Where Client has instructed GlobalLogic to prepare a comprehensive Change Proposal, thirty (30) calendar days (or as otherwise agreed) after receiving such instruction, GlobalLogic will prepare a Change Proposal including the following elements of the Agreement; scope of the Services, Service Levels, charges for the Change, resources (including without limitation human resources, hardware, software and other equipment) required for implementing the Change, timeline,

Motricity	GlobalLogic

milestones, and delivery dates for implementing the Change, acceptance testing and acceptance criteria (which must be included in the final Change Order), any impacts on Client’s, GlobalLogic’s or any third party’s software, hardware, systems, business operations, personnel requirements or other services, any related technical or human resource systems/procedures, any legal and regulatory compliance issues; any other matter reasonably requested by Client at the time of preparation of the impact analysis or reasonably considered by GlobalLogic to be relevant, and any Changes to the contractual terms and conditions of the Agreement. GlobalLogic will bear the costs of preparing the comprehensive Change Proposal as set forth in this Section 2.1(b)(i), and will provide such comprehensive Change Proposal as part of the Services.

(ii) Change Proposal Review. Once submitted by GlobalLogic, Client will review the Change Proposal and as soon as reasonably practicable, and in any event not more than thirty (30) calendar days (or as otherwise agreed) after receipt of the Change Proposal, either:

(iii) Client may notify GlobalLogic that it does not wish to proceed with the Change, in which case no further action will be taken in respect of the Change Proposal; or

(iv) either Party may request that it and the other Party meet to discuss the Change Proposal (such meeting to be referred to as the “Change Proposal Meeting”).

In the event that the Parties agree to proceed in accordance with one of the options detailed in Section 2.1(b)(i) above, then the Parties will gather any necessary information and/or GlobalLogic will prepare a revised version of the relevant Change Proposal, upon which the Parties will decide whether to proceed in accordance with Section 2.1(b)(i) above. The Parties will continue to go through the process detailed above until such time as a final resolution is made by the Parties. The Parties will act in good faith at all times during such process. The Parties anticipate that not all Changes will result in increases in the Fees. Nevertheless, the Parties intend that all material Changes will be documented under this Exhibit L. Additional Fees for Changes will apply in general when GlobalLogic reasonably demonstrates that the implementation or adoption of the Change requires GlobalLogic to supply additional resources or perform work that is not otherwise covered by the existing Fees and such additional Fees (if any) are mutually agreed with Client.

2.2 Effectiveness of a Change.

(a) Signed Change Orders. Upon the signature of a Change Proposal by both responsible executives, the contents of such Change Proposal will be deemed to be agreed and incorporated into the Agreement on the date of the last signature or as the Parties may otherwise agree (each such accepted Change Proposal will become a Change Order). All services added or modified by a Change Order will be “Services” under the Agreement, and the performance of Change Orders will in all respects be governed by the Agreement. Except as expressly provided herein, no part of the discussions or interchanges between the Parties will obligate the Parties to approve any Change or will constitute an amendment or waiver of the Agreement unless and until reflected in a Change Proposal and adopted in accordance with this Exhibit L. Disputes regarding a Change will be subject to the dispute resolution process set forth in the Agreement.

2.3 Emergency Change Process. In the event that either Party requires a Change in order to respond to an emergency and such Change would, in the reasonable opinion of the requesting Party, if it was not implemented until Change Control Procedures had been followed, have a detrimental effect generally on Client, including without limitation Client’s financial interests, customer welfare or public safety, or specifically impacting

Motricity	GlobalLogic

GlobalLogic’s ability to meet its obligations pursuant to the Agreement, the requesting Party will make all reasonable efforts to contact the other Party’s responsible executive, and if the requesting Party is unable to contact the other Party’s responsible executive after reasonable efforts, the requesting Party will, where appropriate and practical, make all reasonable efforts to contact the other Party’s designated member. If the requesting Party is unable to contact either the other Party’s responsible executive, the requesting Party may make temporary Changes to the Services without the prior consent of the other Party. The requesting Party will notify the other Party as soon as practicable but no later than forty-eight (48) hours after the event of such Change and will, as soon as reasonably practicable (but no later than two (2) business days thereafter) document and report in writing on such Changes to the other Party. Any agreed Change as a result will be agreed in accordance with Change Control Procedures. Disputes regarding any extra Fees for Changes under this Section are subject to the Agreement.

2.4 Mandatory Changes. Notwithstanding the Change consideration and implementation process outlined in this Exhibit L, if a Change requested by Client is a Mandatory Change (as defined hereafter), GlobalLogic shall immediately begin implementing the Change upon request by Client. GlobalLogic shall also prepare and deliver to Client a Change Proposal related to the Mandatory Change on an expedited basis, where appropriate, and the Parties shall work together in good faith to determine the impact on the Agreement (including without limitation, any impact on the Fees) as a result of implementing the Mandatory Change. If the Parties are unable to agree on the impact on the Agreement within thirty (30) days after Client has received the Change Proposal from GlobalLogic, either Party may consider such failure to agree to be a dispute, and may escalate such dispute for resolution in accordance with the Agreement. A “Mandatory Change” shall be any Change requested by Client, that, in the reasonable judgment of Client, (a) that is reasonably required to comply with any Law or collective bargaining agreement; (b) for GlobalLogic to perform services critical to Client’s business where such services are not within the scope of the Services, but are not materially different in nature or kind from the Services; (c) any change to Client policies, standards or procedures disclosed or referenced in the Agreement or Exhibit to the Agreement; (d) is critical to Client’s business objectives; (e) is required to protect Client’s customers’ welfare or public safety; or (f) without reference to (a)-(e) above, are otherwise described as a Mandatory Change in the Agreement.

Motricity	GlobalLogic

EXHIBIT M

BENCHMARKING AND ANNUAL REVIEW PROCEDURES

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***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Motricity	GlobalLogic

EXHIBIT N

Audits

1.	AUDIT SCOPE, LIMITATIONS, AND PROCEDURES

1.1 Authorized Auditors, Audit Access Rights, and Audit Purposes.

(a) GlobalLogic shall provide access for audits in accordance with this Exhibit N for the Audit Purposes (as defined below) during the Term and through the end of the Termination Assistance period, and for up to an additional three (3) months after the end of the Termination Assistance period for:

(i) Client Staff;

(ii) Client’s internal and external auditors (as listed in Attachment N-1 and Client may amend such Attachment from time to time in its sole discretion provided that any proposed new external auditors may not have a material conflict of interest with GlobalLogic due to its retention by GlobalLogic as an external auditor in the prior six (6) months);

(iii) Client’s authorized agents and representatives with a reasonable nexus to the Audit Purpose; and

(iv) any regulatory or governmental authority which has provided Client with a written request for an audit.

The persons in (i) - (iv) above shall be collectively referred to as the “Authorized Auditors.” Client will appoint an Authorized Auditor as GlobalLogic’s point of contact for audits (“Client’s Audit Point Of Contact”).

(b) Solely in relation to the Audit Purposes as defined below, GlobalLogic shall provide each of the Authorized Auditors with (collectively, the “Audit Access Rights”):

(i) a right and license of reasonable access to GlobalLogic Locations and other sites from which GlobalLogic performs its obligations under the Agreement and the facilities of any subcontractor as it relates to the Services performed for Client only. For the avoidance of doubt, Client shall not have audit rights in any manner to other GlobalLogic customer accounts as they constitute confidential information pertaining to such customer;

(ii) access to the Client data and Client’s Confidential Information held on any system, including all requested extracts from such systems regarding (x) Client’s Confidential Information and (y) such Client data pertaining to Services provided under the terms and conditions of this Agreement and any Statement of Work;

(iii) read-only electronic access to the problem records/tickets relating to the Services;

(iv) reasonable access to GlobalLogic employees, contractors, and personnel and subcontractors engaged in the provision of the Services, including for the purpose of providing reasonable assistance in understanding or interpreting information pertaining to any Audit Purpose in a manner that is not disruptive to ongoing Services; and

Motricity	GlobalLogic

(c) The Authorized Auditors may use the Audit Access Rights for the following audit purposes (each, an “Audit Purpose” and collectively, the “Audit Purposes”):

(i) examine, evaluate, and verify GlobalLogic’s compliance with obligations with respect to the performance of the Services for Client under this Agreement;

(ii) examine, evaluate, and verify the integrity of Client data;

(iii) examine, evaluate, and verify the systems that process, store, support and transmit the Client data;

(iv) examine, evaluate, and verify GlobalLogic internal controls, processes and procedures (e.g., financial controls, organizational controls, input/output controls, system modification controls, processing controls, system design controls, and access controls) and the security, disaster recovery and back-up practices and procedures associated with the Services; examine, evaluate, and verify GlobalLogic’s performance of the Services;

(v) examine, evaluate, and verify GlobalLogic’s reported operational performance against the applicable Service Levels;

(vi) examine, evaluate, and verify the accuracy of GlobalLogic’s invoices to Client; and

(vii) enable Client to meet the regulatory, financial reporting, and other requirements imposed upon Client by applicable Laws.

1.2 Audit Limitations

Notwithstanding anything in this Exhibit N:

(a) audits shall occur not more than once each calendar year for each individual Audit Purpose relating to a particular segment of Client’s business (e.g., a audit relating to Client’s business unit) unless:

(i) agreed by the Parties;

(ii) required by Client regulatory bodies or applicable Laws; or

(iii) upon discovery of any adverse results from a prior audit or other reasonable grounds for suspecting fraud or other illegal activity by GlobalLogic or its subcontractors; and

(b) audits shall not be permitted to the extent they materially interfere with GlobalLogic’s ability to perform the Services in accordance with the Service Levels, unless Client relieves GlobalLogic from meeting the applicable Service Levels for the relevant audit activity period to the extent such obligations are hindered by the audit activity.

1.3 Parties’ Point of Contact

Each Party shall nominate a contact person for each audit who shall be the central communication point and organizer for the performance of GlobalLogic’s responsibilities under this Exhibit N. That point of contact shall be:

For GlobalLogic: Johan Broekhuysen          VP, Financial Control

For Client: Allyn Hebner, CFO

Motricity	GlobalLogic

1.4 Client Obligations

The Client’s Audit Point of Contact and the individual Authorized Auditors shall at all times:

(a) provide reasonable notice to GlobalLogic which shall be no less than thirty (30) days (unless such notice period is inconsistent with an applicable Law or an agreement between Client and the Authorized Auditor) identifying the applicable Authorized Auditor(s), applicable Audit Purpose(s), the audit location(s), and the audit date(s); provided, however, no such notice shall be required where such notice would reasonably undermine the purpose of the audit (e.g., fraud investigation);

(b) comply with reasonable security and other site regulations for the premises at which the audit activities are conducted; and

(c) cause non-regulatory and non-governmental Authorized Auditors to be subject to confidentiality conditions substantially similar to those identified in the Agreement.

2.	RECORDS AND ASSISTANCE

2.1 Record Maintenance and Availability

GlobalLogic shall, and shall require that its subcontractors shall:

(a) maintain accurate and complete records of and supporting documentation for all Fees, all Client data and all transactions, authorizations, reports, data or information created, collected, processed or stored by GlobalLogic in the performance of it’s obligations under this Agreement (the “Service Records”). GlobalLogic shall ensure that such Service Records shall be kept in accordance with generally accepted accounting standards, rules and principles and all Laws for each relevant jurisdiction; and

(b) GlobalLogic shall retain the Service Records in accordance with applicable Laws and in compliance with Client’s written record retention policy and as provided to GlobalLogic and as modified by Client from time-to-time as a Mandatory Change.

2.2 GlobalLogic Assistance

GlobalLogic shall give all reasonable assistance to Client and its Authorized Auditors in understanding or interpreting GlobalLogic’s records and performing audits hereunder.

3.	SERVICE PROVIDER INTERNAL AUDITS

3.1 If, during the Term, at GlobalLogic’s sole cost, GlobalLogic obtains a SAS 70 Type II examination of any of the Service Locations that cover the common processes and controls for any such facility or location (“SAS 70 Audit”), GlobalLogic will provide a copy of the SAS 70 Audit report resulting from the SAS 70 Audit to Client at no cost within thirty (30) days of GlobalLogic receiving such report. For the avoidance of doubt, GlobalLogic shall not be required to perform a SAS 70 Audit under this Agreement; except, in the event a SAS 70

Motricity	GlobalLogic

Audit is performed by GlobalLogic on its own accord, GlobalLogic shall provide a copy of the SAS 70 Audit report to Client within the aforesaid timeframe.

3.2 Client will be entitled to provide to third parties a copy of the SAS 70 Audit report (if any) as necessary to evidence Client’s internal control structure, provided that any such third party enters into a confidentiality agreement with terms no less stringent than the Agreement or other confidentiality agreement as may be approved by GlobalLogic (such approval not to be unreasonably withheld or delayed).

3.3 If any:

(a) SAS 70 Audit report identifies exceptions in the Service delivery environment or any GlobalLogic internal control that prevents GlobalLogic’s auditors from issuing an unqualified SAS 70 Audit report concerning the Services; or

(b) Internal audit performed by Client identifies material exceptions in the Service delivery environment or any GlobalLogic internal control;

(each an “Exception”), then GlobalLogic will:

(i) promptly develop a plan and schedule for GlobalLogic to take all necessary corrective action to resolve the Exception;

(ii) present such corrective plan to Client and adopt all reasonable comments from Client; and

(iii) promptly implement such approved corrective plan and ensure that the Exception has been resolved.

3.4 Client will be obligated to pay the costs, if any, for remedial actions necessary to correct Exceptions:

(a) that previously existed in Client’s legacy systems and processes and where Client requires the continued use of such legacy systems and processes by GlobalLogic to perform Services during the Term; and

(b) that are associated with any Client control points that Client mandated GlobalLogic compliance in the delivery of the Services.

3.5 GlobalLogic will be obligated to pay the costs, if any, for remedial actions necessary to correct Exceptions, other than those for which Client is obligated to pay in Section 3.4 above.

3.6 Internal Audits

If GlobalLogic (or any person on its behalf) conducts an audit of any aspect of its (or any subcontractor’s) operations applicable to the performance of the Services and as a result of the audit or through the audit process, a breach of GlobalLogic’s obligation(s) under the Agreement is identified, GlobalLogic shall promptly:

(a) Provide Client with written notice identifying the breach; and

Motricity	GlobalLogic

(b) Take action to remedy such breach at its own cost and expense.

4.	COST OF EXAMINATION

4.1 GlobalLogic shall bear its own costs related to its compliance with this Exhibit N, except where otherwise specified in this Exhibit.

4.2 Client shall bear its own costs and those of its Authorized Auditors for any audit or examination undertaken by them pursuant to this Exhibit N, except as provided in Sections 4.3 or 4.5 below.

4.3 If any audit or examination reveals that GlobalLogic’s invoices for the Services for the audited period are not correct for such period, GlobalLogic shall promptly credit Client for the amount of any such overcharges within two (2) invoice cycles. In the event of an overcharge by GlobalLogic under this Agreement is in excess of *** in any month subject to audit, GlobalLogic will reimburse Client’s reasonable audit expenses incurred by Client to identify such overcharge. In the event any audit reveals that GlobalLogic undercharged Client under this Agreement in any month subject to the audit, GlobalLogic may invoice and Client shall reimburse GlobalLogic for the amount of the undercharge; provided Client has not already made payment for the value of the undercharge and GlobalLogic reimburses Client for any reasonable audit expenses incurred by Client to identify such undercharge.

4.4 Any disputes raised by either Party with respect to this Exhibit N will be escalated and resolved in accordance with the dispute resolution process set forth in Section 10.9 of the General Terms and Conditions of this Agreement.

4.5 To the extent any audit or examination exceed historical levels of effort or complexity and such additional levels of effort or complexity is attributable solely to GlobalLogic’s failure to comply with this Agreement (e.g., account reconciliation or inter-company transactions relating to the Services are not performed in accordance with the Agreement and could result in a material weakness finding without such additional audit efforts), the additional costs and expenses arising from such GlobalLogic failure shall be borne by GlobalLogic. If GlobalLogic disputes the extent to which the foregoing applies, then such matter shall be escalated in accordance with the dispute resolution process set forth in the Agreement.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Motricity	GlobalLogic

EXHIBIT N-1

EXTERNAL AUDITORS

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***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT O

Recovery of Unamortized Investments

GlobalLogic will recover the value of the ramp investment by amortizing it across *** following the Effective Date (“Investment Period”) as set forth in Exhibit G.

Termination For Convenience

1. If the Agreement is terminated during the Investment Period by Client for convenience under Section 9.1 of the Agreement, then GlobalLogic will be reimbursed for (“Termination Recovery Amount”) *** between:

***

Reduction of GlobalLogic Headcount Below *** During The Investment Period

***

***

3. GlobalLogic may equitably adjust the “Ramp Investment %” and “Required mark-up” percentage set forth in Exhibit G to allow GlobalLogic to recover the Termination Recovery Amount and Headcount Recovery Amount set forth in Sections 1 and 2 above.

4. If requested by Client, GlobalLogic will provide Client with supporting documentation that demonstrates how GlobalLogic calculated the Termination Recovery Amount and Headcount Recovery Amount so that Client may verify the calculation.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Exhibit P

Client Competitors, Customers and Lines of Business

1. Client’s lines of business are:

“Lines of Business” for the purposes of Section 10.1.3 of the Agreement and this Exhibit P are defined as the design, development, deployment, and management of data services applications. Such applications are varied, including but not limited to, applications with the functionality and capabilities of Portals, Storefronts, Managed Web, Search and Gateway or such similar applications and the associated sub-applications, such as content.

2. Client’s competitors are:

***

3. Client’s customers are:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

FIRST AMENDMENT

TO THE

MASTER SERVICES AGREEMENT

This First Amendment (“Amendment”) is entered into as of July 1, 2009 (“Amendment Effective Date”) by and between Motricity, Inc. (“Client”) and GlobalLogic, Inc. (“GlobalLogic”).

A. Client and GlobalLogic entered into that certain Master Services Agreement dated December 30, 2008 (“Agreement”); and

B. The parties now desire to amend the Agreement to modify pricing of the Services and other terms as set forth in this Amendment.

The parties therefore agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the same meaning ascribed to them in the Agreement.

2. Section 3.9.1 (Annual Review of Relationship) is hereby deleted in its entirety and replaced with the following:

3.9.1 Pricing Review.

Every ***, at the written request of either Party given at least *** prior to the end of such *** period, the parties shall discuss and may agree to adjust labor rates in Exhibit G (the “Labor Rates”) upward or downward. The first date on which such adjustment of labor rates may take place is the first anniversary of the Effective Date (the “First Anniversary”), and will repeat every *** from such First Anniversary.

In addition, each year, at the written request of either party given at least 60 days before each anniversary of the Effective Date, the parties may adjust billing rates upward or downward.

Unless acute or extraordinary market changes require otherwise, any upward adjustment in Labor Cost plus Overhead Cost (the “Adjustable Costs”) will be ***

GlobalLogic will work with Client to create a budget for salary increases or decreases for individuals. Market survey data will be used to create the salary and benefit adjustment budget. The Parties shall collaborate to manage any annual adjustment upward to the Adjustable Costs ***. This will include managing the average experience level, location mix, and skills mix of the resources providing Services to Client.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

All changes to Fees in this Section must be mutually agreed in writing and signed by both Parties.

3. Section 3.9.3 is hereby deleted in its entirety and replaced with the following:

3.9.3 Forecast/Reduction of Resources. Client will provide GlobalLogic a rolling 90-day forecast of resource needs (“Forecast”). This Forecast is for resource management only and will not bind Motricity to any particular level of resource use.

“Flex Resources” are those team members who are designated by Motricity as being Flex Resources and who have spent less than *** on Motricity projects. After *** of continuous service on Motricity projects, a Flex Resource shall automatically become a Regular Resource. Motricity may elect to reduce Flex Resources for any Statement of Work for its convenience upon *** notice. Flex Resources shall not provide production support.

“Regular Resources” are those team members 1) who are resources on Motricity Projects on the Effective Date of that certain First Amendment between the parties dated July 1, 2009 (the “First Amendment”), 2) who are new resources not designated a Flex Resources, and 3) who have spent *** or more on Motricity projects. Motricity may elect to reduce Regular Resources for any Statement of Work for its convenience upon *** notice for a reduction of up to *** of all full time equivalent Regular Resources and upon *** notice for a reduction of over *** of the team of Regular Resources. The notice periods in this paragraph do not apply to the roll-off of resources that is consistent with expectations from Motricity’s commitments with its customers on its projects that GlobalLogic is supporting or that is consistent with the Motricity Forecast.

In the event the notice required in this Section 3.9.3 is not provided and the team is reduced immediately for Client’s convenience, Client will be invoiced for *** for the individuals that cannot be redeployed to another client account for the duration of the notice period or until such individual is redeployed (whichever occurs first), so long as GlobalLogic uses commercially reasonable efforts to deploy the resources to another client account and GlobalLogic continues to pay such individual his or her salary. The foregoing will not apply in the event that such individuals were terminated for cause.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

For all proposed additions or removals of any nature of a given GlobalLogic resources from the Client account by GlobalLogic, GlobalLogic will provide Client with at least *** of written notice prior to the suggested removal date, for the removal of such resource from the Client team.

4. Exhibit A, Pricing Policies section, a new subsection is added as follows:

Exception for Current Resources. Notwithstanding Exhibit G (Rate Sheet) the fees for the following resources (the team as of the effective date of the First Amendment, the “Current Resources”) is ***:.

***

If any member of the Current Resources must be replace by a replacement resource for any reason (including attrition), the rates charged for such replacement resource shall be as described below:

•	Resource with less than eight (8) years’ experience: ***

•	Resource with more than eight (8) years’ experience: ***

•	Resource possessing specialty skills: ***

5. Exhibit A, Motricity Orientation Training section, the last sentence in the first paragraph (beginning with “GlobalLogic will not charge…”) is deleted and replaced with:

GlobalLogic will not charge Client for new team members while they are in the Motricity Orientation Training program, except that GlobalLogic may charge for up to *** of training for Flex Resources so long as Motricity agrees such resources require the training.

6. Exhibit A, a new section is added to the end of the exhibit as follows:

Pre-Sales Support:

Upon Client’s written request, GlobalLogic will provide additional resources to support Client’s sales activities, including pre-sale engineering, development, and presentation support (the “Pre-Sale Resources”) for potential new customers of Client and potential new work for existing customers. All such work performed prior to a commitment between Client and its customer for on-going services will be billed ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

7. Exhibit E, Section 5.4 (Recruiting Effectiveness) a new sentence is added to the end of the section as follows:

This SLA shall not apply to those Flex Resources who are not expected to become Regular Resources.

8. Exhibit E, Section 5.5 (Staff Attrition) a new sentence is added to the end of the section as follows:

This SLA shall not apply to Flex Resources.

9. Exhibit E, Section 5.8 (Deliverable Quality) the following is added to the end of the section:

SLA for Deliverable Quality

This SLA shows the quality of GlobalLogic deliverables (the “Deliverable Quality SLA”). Deliverable Quality SLA is measured as total number of Severity 1 (P1) and Severity 2 (P2) Defects open at the end of UAT. Units of measurement are the number of P1 and P2 Defects.

Table 5.8 Deliverable Quality SLA Values

***

10. Exhibit G (Rate Sheet) is hereby deleted in its entirety and replaced with a new Exhibit G Rate Sheet attached as Exhibit 1 to this Amendment.

11. General. Except as expressly set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, then the provisions of this Amendment will control.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

12. Entire Agreement. The Agreement, including SOWs, Exhibits or Attachments to the Agreement, and this Amendment constitute the entire agreement between the parties and supersedes all previous agreements, oral or written, between the parties concerning the subject matter of the Agreement and this Amendment. No modification or amendment of the terms of the Agreement or this Amendment is effective except by a writing executed by both parties.

Both Parties represent that they have read this Amendment in its entirety, understand it and agree to be bound by all the terms and conditions stated in it.

Motricity, Inc.		GlobalLogic Inc.

By:	/s/ Bopsy Sharvelyn	By:	/s/ James R.Smith
Name:	Bopsy Sharvelyn	Name:	James R.Smith
Title:	SVP & GM	Title:	President & COO
Date:	September 11, 2009	Date:	September 16, 2009

STATEMENT OF WORK

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***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.